ARTICLES OF MERGER
                                       OF
                NEXTPATH TECHNOLOGIES, INC., a Nevada corporation
                                       and
                  EPILOGUE CORPORATION, a Delaware Corporation

         The undersigned corporations, NEXTPATH TECHNOLOGIES, INC., a Nevada corporation ("NextPath") and EPILOGUE CORPORATION, a Delaware corporation ("Epilogue"), do hereby certify:

         1. NextPath is a corporation duly organized and validly existing under the laws of the State of Nevada.

         2. Epilogue is a corporation duly organized and validly existing under the laws of the State of Delaware.

         3. NextPath and Epilogue are parties to a Merger Agreement pursuant to which Epilogue will be merged with and into NextPath. Nextpath will be the surviving corporation in the merger and Epilogue will cease to exist. Pursuant to the Merger Agreement the stockholders of Epilogue will receive stock in Nextpath.

        4. The Articles of Incorporation and Bylaws of NextPath as existing prior to the effective date of the merger shall continue in full force as the Articles of Incorporation and Bylaws of the surviving corporation.

        5. The complete executed Agreement and Plan of Merger dated as of November 11, 1999, which sets forth the plan of merger providing for the merger of Epilogue with and into NextPath is on file at the corporate offices of Nextpath.

        6. A copy of the Agreement and Plan of Merger will be furnished by NextPath on request and without cost to any stockholder of any corporation which is a party to the merger.

        7. The plan of merger as set forth in the Agreement and Plan of Merger has been approved by the Board of Directors of NextPath at a meeting of the Board of Directors held November 11, 1999.

        8. Stockholders approval of the Agreement and Plan of Merger by the stockholders of NextPath is not required pursuant to NRS 92A.130(1).

        9. The plan of merger as set forth in the Agreement and Plan of Merger has been approved by Unanimous Written Consent of the Board of Directors of Epilogue dated November 11, 1999.

        10. The plan of merger as set forth in the Agreement and plan of Merger has been approved by Unanimous Written Consent of the Shareholders of Epilogue dated November 11, 1999.

        11. The manner in which the exchange of issued share of Epilogue shall be affected is set forth in the Merger Agreement.

        IN WITNESS WHEREOF, the undersigned have executed these Article of Merger on the 11th day of November, 1999.


        NEXTPATH TECHNOLOGIES, INC.                    EPILOGUE CORPORATION
           a Nevada Corporation                       a Delaware Corporation



     By:/s/James R. Ladd                           By
        ----------------------------                 ---------------------------

STATE OF
                         SS.
COUNTY OF


     On               before me, a Notary Public, personally appeared JAMES LADD who is the president of NEXTPATH TECHNOLOGIES, INC>, and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             -----------------------------------
                                             Notary Public



STATE OF City of Wash.
                              SS.
COUNTY OF District of Columbia


     On November 12, 1999 before me, a Notary Public, personally appeared JAMES who is the president of EPILOGUE CORPORATION, and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             -----------------------------------
                                             Notary Public

        11. The manner in which the exchange of issued share of Epilogue shall be affected is set forth in the Merger Agreement.

        IN WITNESS WHEREOF, the undersigned have executed these Article of Merger on the 11th day of November, 1999.


        NEXTPATH TECHNOLOGIES, INC.                    EPILOGUE CORPORATION
           a Nevada Corporation                       a Delaware Corporation



     By:/s/James R. Ladd                           By
        ----------------------------                 ---------------------------

STATE OF
                         SS.
COUNTY OF Orange


     On November 12, 1999 before me, a Notary Public, personally appeared JAMES LADD who is the president of NEXTPATH TECHNOLOGIES, INC., and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             -----------------------------------
                                             Notary Public



STATE OF
                              SS.
COUNTY OF


     On November 12, 1999 before me, a Notary Public, personally appeared JAMES who is the president of EPILOGUE CORPORATION, and who is personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities and that, by his signatures on the instrument, the person or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.


                                             -----------------------------------
                                             Notary Public

                             NEXTPATH TECHNOLOGIES

Mr. Frederic F. Wolfer, Jr.
8602 S. Braden Avenue
Tulsa, Oklahoma 74137

Dear Sir,

     Per your request, below you will find a signature, written by my hand.

     I  trust  this  will  help you.   Please don't  hesitate to call should you
require any additional information.



/s/Frederic F. Wolfer, Jr.
--------------------------
Frederic F. Wolfer, Jr.

For NextPath Technologies, Inc.
Vice President, Secretary

                              Certificate of Merger
                                       Of
                              Epilogue Corporation
                            (A Delaware corporation)
                                      Into
                           Nextpath Technologies, Inc.
                             (A Nevada corporation)

                     Pursuant to Section 252 of the General
                    Corporation Law of the State of Delaware


        NEXTPATH  TECHNOLOGIES,   INC.,  a  Nevada  corporation,   and  EPILOGUE
CORPORATION, a Delaware corporation, hereby certify as follows:

        FIRST: The names and jurisdictions of the constituent corporations are Epilogue Corporation, a Delaware corporation, and Nextpath Technologies, Inc., a Nevada corporation.

        SECOND: An Agreement and Plan of Merger (the "Merger Agreement") has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with Section 252 of the General Corporation Law of the State of Delaware and the Nevada Revised Statutes.

        THIRD: The Merger Agreement has been approved by action by unanimous consent of the Board of Directors of Epilogue Corporation on November 11, 1999, and by written consent without a meeting of a majority of the shareholders on November 11, 1999.

        FOURTH: The Merger Agreement has been approved by action by unanimous consent of the Board of Directors of Nextpath Technologies, Inc. on November 11, 1999 and pursuant to the Nevada Revised Statutes shareholder approval is not required.

        FIFTH: The surviving corporation is Nextpath Technologies, Inc. (the "Surviving Corporation") and the articles of incorporation of the Surviving Corporation are the articles of incorporation of Nextpath Technologies, Inc.

        SIXTH: An executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at 114 South Churton Street, Hillsborough, North Carolina 27278 and a copy of the Merger Agreement will be furnished by the Surviving Corporation, on request and without cost, to any stockholder of either constituent corporation.

        SEVENTH: The authorized capital stock of Nextpath Technologies, Inc., a Nevada corporation, is 100,000,000 shares of common stock, $.001 par value per share of which 29,972,031 shares have been issued and are outstanding.

EIGHTH: The Surviving Corporation may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation of any corporation organized under the laws of the State of Delaware, which is a party to the merger and in any proceeding for the enforcement of the rights of a dissenting shareholder of any such corporation organized under the laws of the State of Delaware against the surviving corporation;

        The Delaware Secretary of State shall be and hereby is irrevocably appointed as the agent of the Surviving Corporation to accept service of process in any such proceeding for which the service of process shall be mailed to the Surviving Corporation at 114 South Churton Street, Hillsborough, North Carolina 27278.

        The Surviving Corporation will promptly pay to the dissenting shareholders of any corporation organized under the laws of the State of Delaware which is a party to the merger the amount, if any, to which they shall be entitled under the provisions of the Delaware General Corporation Law with respect to the rights of dissenting shareholders.

        NINTH: This Certificate of Merger shall be effective immediately upon its filing with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, Epilogue Corporation and Nextpath Technologies, Inc. have caused this Certificate of Merger to be executed in their corporate names by the Presidents and attested to on the 12th day of November, 1999.


EPILOGUE CORPORATION                         NEXTPATH TECHNOLOGIES,  INC.


By:/s/James M. Cassidy                      By:/s/ James R. Ladd
   ------------------------------              ---------------------------------
Name: James M. Cassidy                      Name:  James R. Ladd
Title: President                            Title: President

                            ARTICLES OF MERGER FOR

                               FSC HOLDINGS, INC.,

                              A NEVADA CORPORATION

        Pursuant to the provisions of Section 78.458 of the Nevada Revised Statutes, FSC Holdings, Inc., a Nevada corporation (the "Corporation"), hereby adopts and files the following Articles of Merger as the surviving corporation to the merger of Compact Power International, Inc., a Delaware corporation ("Compact"), with and into the Corporation:

        FIRST: The name and place of incorporation of each corporation which is a party to this merger is as follows:

        Name                                Place of Incorporation
        ----                                ----------------------
        FSC Holdings, Inc.                  Nevada
        Compact Power International         Delaware

        SECOND: The Agreement and Plan of Merger (the "Plan") governing the merger between the Corporation and Compact, has been adopted by the Board of Directors of the Corporation and Compact.

        THIRD: The approval of the shareholders of the Corporation and Compact was required to effectuate the merger. The number of shares of stock outstanding in each of the corporations (and the number of votes entitled to be cast) as of the date of the adoption of the Plan was as follows:

Entity                             Type of Shares   Number of Shares Outstanding
------                             --------------   ----------------------------

FSC Holdings, Inc.                      Common               85,043
Compact Power International, Inc.       Common                1,500

        The number of shares of stock of each corporation which voted for and against the Plan was as follows:

Entity                              Type of Share           For          Against
------                              --------------          ---          -------

FSC Holdings, Inc.                    Common               47,500         0
Compact Power International, Inc.     Common                1,500         0

        FOURTH: The number of votes cast for the Plan by each voting group entitled to vote was sufficient for approval of the merger by each such voting group.

        FIFTH: Following the merger Article I to the Articles of Incorporation of the surviving corporation shall be amended as follows:

               A. Delete Article I in its entirety and substitute in its place the following:

Article One.  The name of the Corporation is Hyperion Technologies,
        Inc.

        SIXTH: The complete executed Plan is on file at the registered office or other place of business of the Corporation.

        SEVENTH: A copy of the Plan will be furnished by the Corporation, on request and without cost, to any shareholder of either corporation which is a party to the merger.

        EIGHTH: The merger will be effective upon the filing of the Articles of Merger. DATED this 19th day of January, 1998.

                                       FSC HOLDINGS, INC., a Nevada corporation

                                       By/s/Robert Taylor
                                         ---------------------------------------
                                         Robert Taylor, President

STATE OF UTAH
                               SS.
COUNTY OF SALT LAKE

               On the 19th day of January, 1998, personally appeared before me Robert Taylor, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that he is the President of FSC Holdings, Inc., and that said document was signed by him in behalf of said corporation by authority of its bylaws, and said Robert Taylor acknowledged to me that said corporation executed the same. :.




                                             /s/M. Jeanne Ball
                                             -----------------------------------
                                             NOTARY PUBLIC



                                             By/s/Anita Patterson
                                               ---------------------------------
                                               Anita Patterson, Secretary

STATE OF UTAH
                      SS.
COUNTY OF SALT LAKE

               On the 19th day of January, 1998, personally appeared before me Anita Patterson, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that she is the Secretary of FSC Holdings, Inc., and that said document was signed by her in behalf of said corporation by authority of its bylaws, and said Anita Patterson acknowledged to me that said corporation executed the same.




                                             /s/M. Jeanne Ball
                                             -----------------------------------
                                             NOTARY PUBLIC

                            CERTIFICATE OF CORRECTION
                TO THE ARTICLES OF MERGER FOR FSC HOLDINGS, INC.,
                              A NEVADA CORPORATION

               FSC Holdings, Inc., a Nevada corporation (the "Corporation"), hereby files the following Certificate of Correction to the Articles of Merger between the Corporation and Petrogenetics, Inc., a Colorado corporation. The Articles of Merger were filed on May 12, 1997.

               There is a typographical error in the Third paragraph under "Number of Shares Outstanding". This paragraph states that Petrogenefics, Inc. has 22,530,000 shares outstanding. The Third paragraph should state that Petrogenetics, Inc. has 42.530.000 shares outstanding.




                                             /s/Anita Patterson
                                             -----------------------------------
                                             Anita Patterson, President

                             ARTICLES OF MERGER FOR

                               FSC HOLDINGS, INC.

                              A NEVADA CORPORATION

Pursuant to the provisions of Section 7-111-105 of the Colorado Revised Statutes, FS(Holdings, Inc., a Nevada corporation (the "Corporation") with its principal office located at 215 South State Street, Suite 1100, Salt Lake City, Utah 84111, hereby adopts and files the following Articles of Merger as the surviving corporation to the merger of Petrogenetics, Inc., a Colorado
corporation ("Petrogenetics"),  with   and into the Corporation:

               FIRST: A complete and executed copy of the Agreement and Plan of Merger (the "Plan") governing the merger between the Corporation and Petrogenetics, as adopted by the Boards of Directors of the Corporation and Petrogenetics and as approved by the shareholders of the Corporation and Petrogenetics on May 8, 1997, is attached hereto as Exhibit "A". The Plan is incorporated herein by this reference.

               SECOND: The approval of the shareholders of the Corporation and Petrogenetics was required to effectuate the merger.

               THIRD: The number of votes cast for the plan by each voting entitled to vote separately on the merger was sufficient for approval by that voting group.

               FOURTH: The merger is not being effected pursuant to section 7-111-104 of the Colorado Revised Statutes.

               DATED this 8th day of May, 1997.

                                       FSC HOLDINGS, INC., a Nevada corporation

                                       By/s/Anita Patterson
                                         ---------------------------------------
                                         Anita Patterson, President



                                       By/s/Robert Taylor
                                         ---------------------------------------
                                         Robert Taylor, Secretary

                                       PETROGENETICS, INC.


                                       By/s/Robert Taylor
                                         ---------------------------------------
                                         Robert Taylor, President


                                       By/s/Anita Patterson
                                         ---------------------------------------
                                         Anita Patterson, Secretary

                             ARTICLES OF MERGER FOR
                               FSC HOLDINGS, INC.
                              A NEVADA CORPORATION


               Pursuant to the provisions of Section 78.458 of the Nevada Revised Statutes, FSC Holdings, Inc., a Nevada corporation (the "Corporation"), hereby adopts and files the following Articles of Merger as the surviving corporation to the merger of Petrogenetics, Inc., a Colorado corporation ("Petrogenetics"), with and into the Corporation:

               FIRST: The name and place of incorporation of each corporation which is a party to this merger is as follows:

Name                     Place of Incorporation
               ----                     -----------------------

               Petrogenetics, Inc.              Colorado
               FSC Holdings, Inc.               Nevada

               SECOND: The Agreement and Plan of Merger (the "Plan") governing the merger between the Corporation and Petrogenetics, has been adopted by the Board of Directors of the Corporation and Petrogenetics.

               THIRD: The approval of the shareholders of the Corporation and Petrogenetics was required to effectuate the merger. The number of shares of stock outstanding in each of the corporations (and the number of votes entitled to be cast) as of the date of the adoption of the Plan was as follows:

Entity                       Type of Shares         Number of Shares Outstanding
------                       --------------         ----------------------------

Petrogenetics, Inc.              Common
FSC Holdings, Inc.               Common                      100

               The number of shares of stock of each corporation which voted for and against the Plan was as follows:

Entity                       Type of Shares            For        Against
------                       --------------            ---        -------

Petrogenetics, Inc.              Common                              0
FSC Holdings, Inc.               Common                100           0

               FOURTH: The number of votes cast for thc Plan by each voting group entitled to vote was sufficient for approval of the merger by each such voting group.

               FIFTH: Following the merger there are no amendments to the Articles of Incorporation of the surviving company.

               SIXTH: The complete executed Plan is on file at the registered office or other place of business of the Corporation.

               SEVENTH: A copy of the Plan will be furnished by the Corporation, on request and without cost, to any shareholder of either corporation which is a party to the merger.

               EIGHTH: The merger will be effective upon the filing of the Articles of Merger. DATED this 8th day of May, 1997.

                                       FSC HOLDINGS, INC., a Nevada corporation



                                       By/s/Anita Patterson
                                         --------------------------------------
                                         Anita Patterson, President


STATE OF UTAH
                     SS
COUNTY OF SALT LAKE

        On the 8th day of May, 1997, personally appeared before me Anita Patterson, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that she is the President of FSC Holdings, Inc., and that said document was signed by her in behalf of said corporation by authority of its bylaws, and said Anita Patterson acknowledged to me that said corporation executed the same.



                                       /s/John S. Clayton
                                       ----------------------------------------
                                       NOTARY PUBLIC



                                       By/s/Robert Taylor
                                       ----------------------------------------
                                         Robert Taylor, Secretary


STATE OF UTAH
                       SS
COUNTY OF SALT LAKE

        On the 8th day of May, 1997, personally appeared before me Robert Taylor, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that he is the Secretary of FSC Holdings, Inc., and that said document was signed by her in behalf of said corporation by authority of its bylaws, and said Anita Patterson acknowledged to me that said corporation executed the same.

                                       /s/John S. Clayton
                                       ----------------------------------------
                                       NOTARY PUBLIC


                                       PETROGENETICS, INC.



                                       By/s/Robert Taylor
                                         --------------------------------------
                                         Robert Taylor, President


STATE OF UTAH
                      SS
COUNTY OF SALT LAKE

        On the 8th day of May, 1997, personally appeared before me Robert Taylor, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that he is the President of Petrogenetics, Inc., and that said document was signed by her in behalf of said corporation by authority of its bylaws, and said Anita Patterson acknowledged to me that said corporation executed the same.




                                       /s/John S. Clayton
                                       ----------------------------------------
                                       NOTARY PUBLIC



                                       By/s/Anita Patterson
                                         --------------------------------------
                                         Anita Patterson, Secretary

STATE OF UTAH
                      SS
COUNTY OF SALT LAKE

        On the 8th day of May, 1997, personally appeared before me Anita Patterson, personally known to me or proved to me on the basis of satisfactory evidence, and who, being by me duly sworn, did say that she is the Secretary of Petrogenetics, Inc., and that said document was signed by her in behalf of said corporation by authority of its bylaws, and said Anita Patterson acknowledged to me that said corporation executed the same.




                                       /s/John S. Clayton
                                       ----------------------------------------

                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                           HYPERION TECHNOLOGIES, INC.


        We the undersigned as President and Secretary of Hyperion Technologies, Inc. do hereby certify:

That the Board of  Directors of said  Corporation  at a Hyperion
Technologies, Inc. meeting duly convened and held on the 29th day of June, 1999 adopted a Resolution to amend the original Articles as follows:

               A. Delete Article I in its entirety and substitute in its place the following:

               Article One.   The  name  of   the    Corporation   is   NextPath
Technologies, Inc.

               Said amendment has been consented to and approved by the owners of majority of the duly issued and outstanding shares of common stock which represent a majority of sole class of common stock outstanding and entitled to vote thereon. The change is effective immediately upon the filing of this Certificate.



                                             /s/James R. Ladd
                                             -----------------------------------
                                             James R. Ladd, President



                                             /s/Joshua W. Ladd
                                             -----------------------------------
                                             Joshua W. Ladd, Secretary/Treasurer

STATE OF NORTH Carolina
                         SS
COUNTY OF Pebin

          On this 20th day of July, 1999, personally appeared before me James R. Ladd and Joshua W. Ladd personally known to me or provided to me on the basis of satisfactory evidence to be the persons whose name is signed on the preceding document, and acknowledged to me that they signed it voluntarily for its stated purpose.



                                             ----------------------------------
                                             NOTARY PUBLIC

                           CERTIFICATE OF AMENDMENT TO
                        THE ARTICLES OF INCORPORATION OF
                             PEAK DEVELOPMENT, INC.


        We the undersigned as President and Secretary of Peak Development, Inc. do hereby certify:

               That the Board of Directors of said Corporation at a Peak Development, Inc. meeting duly convened and held via telephone on the 1st day of May, 1997 adopted a Resolution to amend the original Articles as follows:

A. Delete Article I in its entirety and substitute  in its
               place the following:

                      Article One.  The name of the Corporation is FSC Holdings,
                Inc.

        Said amendment has been consented to and approved by the owners of majority of the duly issued and outstanding shares of common stock which represent a majority of the sole class of common stock outstanding and entitled to vote thereon. The change is effective immediately upon the filing of this Certificate.



                                             /s/Anita Patterson
                                             ----------------------------------
                                             Anita Patterson, President



                                             /s/Robert Taylor
                                             ----------------------------------
                                             Robert Taylor, Secretary/Treasurer

STATE OF UTAH
                     SS
COUNTY OF SALT LAKE

     On this 1st day of May, 1997, personally appeared before me Anita Patterson, personally known to me or provided to me on the basis of satisfactory evidence to be the person whose name is signed on the preceding document, and acknowledged to me that she signed it voluntarily for its stated purpose.



                                             /s/John S. Clayton
                                             -----------------------------------
                                             NOTARY PUBLIC


STATE OF UTAH
                     SS
COUNTY OF SALT LAKE

     On this 1st day of May, 1997, personally appeared before me Robert Taylor, personally known to me or provided to me on the basis of satisfactory evidence to be the person whose name is signed on the preceding document, and acknowledged to me that she signed it voluntarily for its stated purpose.




                                             /s/John S. Clayton
                                             -----------------------------------
                                             NOTARY PUBLIC

                          ARTICLES OF INCORPORATION
                                       OF
                             PEAK DEVELOPMENT, INC.


               The undersigned, natural person of eighteen years or more of age, acting as incorporator of a Corporation (the "Corporation") under the Nevada Revised Statutes, adopts the following Articles of Incorporation for the
Corporation:

                                    ARTICLE I
                               NAME OF CORPORATION

               The name of the Corporation is Peak Development, Inc.

                                ARTICLE II SHARES

               The aggregate  number of shares which this Corporation shall have the authority to issue is 100,000,000 shares of Common Stock, $.001 par value per share, all of such common shares shall have the same rights and preferences and shall be nonassessable; and 1,000,000 shares of Preferred Stock, $.001 par value per share the preferred stock to be issued in such series with such rights, preferences and designations as determined by the Corporation's board of directors. The board of directors of the Corporation shall have complete authority to prescribe, the classes, series and number of each class or series of preferred stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of the preferred stock.

                                   ARTICLE III
                           REGISTERED OFFICE AND AGENT

               The address of the initial registered office of the Corporation is 1025 Ridgeview, Suite 400, Reno, Nevada 89509 and the name of its initial registered agent at such address is Michael J. Morrison.

                             ARTICLE IV INCORPORATOR

               The name and address of the incorporator is:

               NAME                                       ADDRESS

          Anita Patterson                     215 South State Street, Suite 1100
                                              Salt Lake City, Utah 84111

                                    ARTICLE V
                                    DIRECTORS

               The members of the governing board of the Corporation shall be known as directors, and the number of directors may from time to time be increased or decreased in such manner as shall be provided by the bylaws of the Corporation, provided that the number of directors shall not be reduced to less than one (1). The name and post office address of the first board of directors, which shall be two in number, are as follows:

               NAME                                         ADDRESS

          Robert Taylor                               620 East 3945 South
                                                      Salt Lake City, Utah 84107

          Anita Patterson                             380 East 4th Ave., Apt. A
                                                      Salt Lake City, Utah 84103


                                   ARTICLE VI
                                     GENERAL

               A. The board of directors shall have the power and authority to make and alter, or amend, the bylaws, to fix the amount in cash or otherwise, to be reserved as working capital, and to authorize and cause to be executed the mortgages and liens upon the property and franchises of the Corporation.

               B. The board of directors shall, from time to time, determine whether, and to what extent, and at which times and places, and under what conditions and regulations, the accounts and books of this Corporation, or any of them, shall be open to the inspection of the stockholders; and no stockholder shall have the right to inspect any account, book or document of this Corporation except as conferred by the Statutes of Nevada, or authorized by the directors or any resolution of the stockholders.

               C. No sale, conveyance, transfer, exchange or other disposition of all or substantially all of the property and assets of this Corporation shall be made unless approved by the vote or written consent of the stockholders entitled to exercise two-thirds (2/3) of the voting power of the Corporation.

               D. The stockholders and directors shall have the power to hold their meetings, and keep the books, documents and papers of the Corporation outside of the State of Nevada, and at such place as may from time to time be designated by the bylaws or by resolution of the board of directors or stockholders, except as otherwise required by the laws of the State of Nevada.

               E. The Corporation shall indemnify each present and future officer and director of the Corporation and each person who serves at the request of the Corporation as an officer or director of the Corporation, whether or not such person is also an officer or director of the Corporation, against all costs, expenses and liabilities, including the amounts of judgments, amounts paid in compromise settlements and amounts paid for services of counsel and other related expenses, which may be incurred by or imposed on him in connection with any claim, action, suit, proceeding, investigation or inquiry hereafter made, instituted or threatened in which he may be involved as a party or otherwise by reason of any past or future action taken or authorized and approved by him or any omission to act as such officer or director, at the time of the incurring or imposition of such costs, expenses, or liabilities, except such costs, expenses or liabilities as shall relate to matters as to which he shall in such action, suit or proceeding, be finally adjudged to be liable by reason of his negligence or willful misconduct toward the Corporation or such other Corporation in the performance of his duties as such officer or director, as to whether or not a director or officer was liable by reason of his negligence or willful misconduct toward the Corporation or such other Corporation in the performance of his duties as such officer or director, in the absence of such final adjudication of the existence of such liability, the board of directors and each officer and director may conclusively rely upon an opinion of legal counsel selected by or in the manner designed by the board of directors. The foregoing right of indemnification shall not be exclusive of other rights to which any such officer or director may be entitled as a matter of law or otherwise, and shall inure to the benefit of the heirs, executors, administrators and assigns of each officer or director.

               The undersigned being the individual named in Article III, above, as the initial registered agent of the Corporation, hereby consents to such appointment.

                                             /s/Michael J. Morrison
                                             -----------------------------------


               The  undersigned  incorporator   executed   these   Articles   of
Incorporation, certifying that the facts herein stated are true this 29th day of April, 1997.



                                             /s/Anita Patterson
                                             ----------------------------------

STATE OF UTAH
                        SS
COUNTY OF SALT LAKE

Mail to:
Colorado Secretary of State
Corporations Office
1575 Sherman St., 2nd Floor
Denver, CO 80203
(303) 866-2361


                            ARTICLES OF INCORPORATION



I/We, the undersigned natural person(s) of the age of eighteen years or more, acting as incorporator(s) of a corporation under the Colorado Corporation Act, adopt the following Articles of Incorporation for such corporation:

FIRST: The name of the corporation is PETROCENETICS, INC.

SECOND: The period of duration is Perpetual

THIRD: The purpose or purposes for which the corporation is organized: Any Legal and Lawful Purpose Pursuant to the Colorado Corporation Code. The purpose of the corporation is to enhance oil production by the means of genetically engineered microorganisms and any legal and lawful purpose pursuant to the Colorado Corporation Code.

FOURTH: The aggregate number of shares which the corporation shall have the authority to issue is 100,000,000 and the par value of each share shall be 1 mill (.001)

FIFTH: Cumulative voting of shares of stock is not aurthorized.

SIXTH: Provisions limiting or denying to shareholders the preemptive right to acquire additional or treasury shares of the corporation, if any, are: to be decided by a two-thirds majority of the Board of Directors.

SEVENTH: The address of the initial registered office of the corporation is 119 West Main, Florence, CO 81226 and the name of its initial registered agent as suchaddress is Craig B. Springer

EIGHTH: Address of the place ofbusiness: 119 West Main, Florence, CO 81226

NINTH: The number of directors constituting the initial board of directors of the corporation is three, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify: (At least 3.)

        NAME                                      ADDRESS (include zip code)


Craig Springer                                    Box 52, Florence. CO 81226
----------------------------------                ---------------------------

Jimmie Lloyd                                      Box 229, Florence, CO 81226
----------------------------------                ---------------------------

George Barrante                                   811 Lincoln St. Su. 300.
----------------------------------                ---------------------------
                                                  Denver, CO 80203

TENTH: The name and address of each incorporator is: (At least l).


        NAME                                      ADDRESS (include zip code)

Craig B. Springer                                 Box 52, Florence, CO 81226
----------------------------------                ---------------------------

----------------------------------                ---------------------------


                                           Signed /s/Craig B. Springer
                                                  ----------------------------
  STATE OF    COLORADO
                                    SS
  COUNTY OF FREMONT

The foregoing instrument was acknowledged before me this 21 day of March 1984 by Craig B. Springer

In witness whereof I have hereunto set my hand and seal.

My commission expires 2/23/1986

                                        ---------------------------------------
                                                     Notary Public

                                           119 West Main, Florence, CO 81226
                                        ---------------------------------------
                                                       Address

                                     BYLAWS
                                       OF
                               FSC HOLDINGS, INC.

                               ARTICLE 1. OFFICES

               1.1 Business Office. The principal office of the corporation shall be located at any place either within or outside the State of Nevada as designated in the corporation's most recent document on file with the Nevada Secretary of State, Division of Corporations. The corporation may have such other offices, either within or without the State of Nevada as the board of directors may designate or as the business of the corporation may require from time to time.

               1.2 Registered Office. The registered office of the corporation shall be located within the State of Nevada and may be, but need not be, identical with the principal office. The address of the registered office may be changed from time to time.

                             ARTICLE 2. SHAREHOLDERS

               2.1 Annual Shareholder Meetine. The annual meeting of the shareholders shall be held on the 8th day of May in each year, beginning with the year 1997 at the hour of 2:00 p.m., or at such other time on such other day within such month as shall be fixed by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day.

               2.2 Special Shareholder Meetine. Special meetings of the shareholders, for any purpose or purposes described in the meeting notice, may be called by the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-fourth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

               2.3 Place of Shareholder Meeting. The board of directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual or any special meeting of the shareholders, unless by written consent, which may be in the form of waivers of notice or otherwise, all shareholders entitled to vote at the meeting designate a different place, either within or without the State of Nevada, as the place for the holding of such meeting. If no designation is made by either the directors or unanimous action of the voting shareholders, the place of meeting shall be at 215 South State Street #1100, Salt Lake City, Utah 84111.

               2.4 Notice of Shareholder Meeting. Written notice stating the date, time, and place of any annual or special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the board of directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Nevada Revised Statutes (the "Statutes") or the articles of incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid;
(2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or (4) 3 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

               If any shareholder meeting is adjourned to a different date, time or place, notice need not be given of the new date, time and place, if the new date, time and place is announced at the meeting before adjournment. But if the adjournment is for more than 30 days or ifa new record date for the adjourned meeting is or must be fixed, then notice must be given pursuant to the requirements of the previous paragraph, to those persons who are shareholders as of the new record date.

               2.5 Waiver of Notice. A shareholder may waive any notice required by the Statutes, the articles of incorporation, or these bylaws, by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

               A shareholder's attendance at a meeting:

                             (a) waives objection to lack of notice or defective
               notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or effective notice; and

                             (b)  waives   objection  to   consideration   of  a
               particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

               2.6 Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other proper purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, the record date for determination of such shareholders shall be at the close of business on the day the first notice is delivered to shareholders. If no record date is fixed by the board for the determination of shareholders entitled to receive a distribution, the record date shall be the date the board authorizes the distribution. With respect to actions taken in writing without a meeting, the record date shall be the date the first shareholder signs the consent.

               When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

               2.7 Shareholder List. After fixing a record date for a shareholder meeting, the corporation shall prepare a list of the names of its shareholders entitled to be given notice of the meeting. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of 10 days before the meeting for which the list was prepared or 2 business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, and any adjournment thereof. The list shall be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held.

               2.8 Shareholder Quorum and Voting Requirements.
                   -------------------------------------------

                   2.8.1 Quorum. Except as otherwise required by the Statutes or the articles of incorporation, a majority of the outstanding shares of the corporation, represented by person or by proxy, shall constitute a quorum at each meeting of the shareholders. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Statutes require a greater number of affirmative votes.

                   2.8.2 Voting of Shares. Unless otherwise provided in the articles of incorporation or these bylaws, each outstanding share, regardless of class, is entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

               2.9 Quorum and Voting reouirements of Voting Groups. If the articles of, incorporation or the Statutes provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

               Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

               Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Statutes provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

               If the articles of incorporation or the Statutes provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

               If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Statutes require a greater number of affirmative votes.

               2.10 Greater Quorum or Voting Requirements. The articles of incorporation may provide for a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is provided for by these bylaws. An amendment to the articles of incorporation that adds, changes, or deletes a greater quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

               2.11 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be Valid after 11 months from the date of its execution unless otherwise provided in the proxy. All proxies are revocable unless they meet specific requirements of irrevocability set forth in the Statutes. The death or incapacity of a voter does not invalidate a proxy unless the corporation is put on notice. A transferee for value who receives shares subject to an irrevocable proxy, can revoke the proxy if he had no notice of the proxy.

               2.12 Corporation's Acceptance of Votes.

                    2.12.1 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

                    2.12.2 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                            (a) the  shareholder  is an  entity  as  defined  in
                    the Statutes and the name signed purports to be that of an officer or agent of the entity;

                            (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation;

                            (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation; or

                            (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; or

                            (e) two or more persons are the shareholder as co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-tenants or fiduciaries.

                    2.12.3 If shares are registered in the names of two or more persons, whether fiduciaries, members of a partnership, co-tenants, husband and wife as community property, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxy holders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation or other officer or agent entitled to tabulate votes is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                            (a) if only one votes, such actbinds all;

                            (b) if more than one votes, the act of the  majority
                   so voting bind all;

                            (c) if more than one votes, but the vote is evenly split on any particular matter, each raction may vote the securities in question proportionately.

                    If the instrument so filed or the registration of the shares shows that any tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

                    2.12.4 The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                    2.12.5 The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                    2.12.6 Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment or proxy appointment revocation under this Section is valid unless a court of competent jurisdiction determines otherwise.

               2.13 Action bv Shareholders Without a Meeting.

                    2.13.1 Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of Outstanding shares having not less than the minimum ntunber of votes that would be necessary to authorize'or take such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voted. Action taken under this Section has the same effect as action taken at a duly called and convened meeting of shareholders and may be described as such in any document.

                    2.13.2 Post-Consent Notice. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval withoui a meeting shall be given at least ten days before the consummation of the action authorized by such approval to (i) those shareholders entitled to vote who did not consent in writing, and (ii) those shareholders not entitled to vote. Any such notice must be accompanied by the same material that is required under the Statutes to be sent in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

                    2.13.3 Effective Date and Revocation of Consents. No action taken pursuant to this Section shall be effective unless all written consents necessary to support the action are received by the corporation within a sixty-day period and not revoked. Such action is effective as of the date the last written consent is received necessary to effect the action, unless all of the written consents specify an earlier or later date as the effective date of the action. Any shareholder giving a written consent pursuant to this Section may revoke the consent by a signed writing describing the action and stating that the consent is revoked, provided that such writing is received by the corporation prior to the effective date of the action.

                    2.13.4 Unanimous onsent for Election of Directors. Notwithstanding subsection (a), directors may not be elected by written consent unless such consent is unanimous by all shares entitled to vote for the election of directors.

               2.14 Voting for Director. Unless otherwise provided in the articles of incorporation, every shareholder entitled to vote for the election of directors has the fight to cast, in person or by proxy, all of the votes to which the shareholder's shares are entitled for as many persons as there are directors to be elected and for whom election such shareholder has the fight to vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

                          ARTICLE 3. BOARD OF DIRECTORS

               3.1 General Powers. Unless the articles of incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority, and the business and affairs of the corporation shall be managed under the direction, of the board of directors.

               3.2 Number, Tenure and Qualification of Directions. The authorized number of directors shall be two (2); provided, however, that if the corporation has less than two shareholders entitled to vote for the election of directors, the board of directors may consist or a number of individuals equal to or greater than the number of those shareholders. The current number of directors shall be within the limit specified above, as determined (or as amended form time to time) by a resolution adopted by either the shareholders or the directors. Each director shall hold office until the next annual meeting of shareholders or until the director's earlier death, resignation, or removal. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors. Directors do not need to be residents of Nevada or shareholders of the corporation~

               3.3 Regular Meetings of the Board of Directors. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders, for the purpose of appointing officers and transacting such other business as may come before the meeting. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

               3.4 Special Meetings of the Board of Directors. Special meetings of the board of directors may be called by or at the request of the president or any director. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

               3.5 Notice of, and Waiver of Notice for, Special Director Meeting. Unless the articles of incorporation provide for a longer or shorter period, notice of the date, time, and place of any special director meeting shall be given at least two days previously thereto either orally or in writing. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing and signed by the director entitled to the notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the articles of incorporation, neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

               3.6 Director Quorum and Voting.

                    3.6.1 Quorum. A majority of the number of directors prescribed by resolution shall constitute a quorum for the transaction of business at any meeting of the board of directors unless the articles of incorporation require a greater percentage.

                    Unless the articles of incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                    A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting (or promptly upon his arrival) to holding or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; and (2) the director contemporaneously requests his dissent or abstention as to any specific action be entered in the minutes of the meeting; or (3) the director causes written notice of his dissent or abstention as to any specific action be received by the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

               3.7 Director Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent to such action in writing. Action taken by consent is effective when the last director signs the consent, unless, prior to such time, any director has revoked a consent by a signed writing received by the corporation, or unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

               3.8 Resignation of Directors. A director may resign at any time by giving a written notice of resignation to the corporation. Such resignation is effective when the notice is received by the corporation, unless the notice specifies a later effective date.

               3.9 Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

               3.10 Board of Director Vacancies. Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy. During such time that the shareholders fail or are unable to fill such vacancies then and until the shareholders act:

                            (a) the board of directors may fill the vacancy; or

                            (b) if the board of  directors  remaining  in office
               constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote or a majority of all the directors remaining in office.

               If the vacant office was held by a'director elected by a voting group of shareholders:

                            (a) if there  are one or more  directors  elected by
               the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by the directors; and

                            (b) only the  holders of shares of that voting group
               are entitled to vote to fill the vacancy if it is filled by the shareholders.

               A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

               3.11 Director Compensation. By resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

               3.12 Director Committees.

                    3.12.1 Creation of Committees. Unless the articles of incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have one or more members, who shall serve at the pleasure of the board of directors.

                    3.12.2 Selection of Members. The creation of a committee and appointment of members to it must be approved by the greater of (l) a majority of all the directors in office when the action is taken or (2) the number of directors required by the articles of incorporation to take such action.

                    3.12.3 Required Procedures. Those Sections of this Article 3 which govern meetings, actions without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

                    3.12.4 Authority. Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                            (a) authorize distributions;

                            (b) approve or propose to  shareholders  action that
               the Statutes require be approved by shareholders;

                            (c) fill vacancies on the board of  directors or  on
               any of its committees;

                            (d) amend the articles of  incorporation pursuant to
               the authority of directors to do so;

                            (e) adopt, amend or repeal bylaws;

                            (f) approve  a  plan   of   merger   not   requiring
               shareholder approval;

                            (g) authorize or approve reacquisition of shares, except according to a formula or method prescribed by the board of directors; or

                            (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares, except that the board of directors may authorize a committee (or an officer) to do so within limits specifically prescribed by the board of directors.

                               ARTICLE 4. OFFICERS

               4.1 Number of Officers. The officers of the corporation Shall be a president, a secretary and a treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may also be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

               4.2  Appointment  and  Term  of  Office.   The  officers  of  the
corporation shall be appointed by the board of directors for a term as determined by the board of directors. If no term is specified, they shall hold office until the first meeting of the directors held after the next annual meeting of shareholders. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly appointed and shall have qualified until his death, or until he shall resign or is removed.

               The designation of a specified term does not grant to the officer any contract rights, and the board may remove the officer at any time prior to the termination of such term.

               4.3 Removal of Officers. Any officer or agent may be removed by the board of directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

               4.4 Resignation of Officers. Any officer may resign at any time, subject to why rights or obligations under any existing contracts between the officers and the corporation, by giving notice to the president or board of directors. An officer's resignation shall take effect at the time specified therein, and the acceptance of such resignation shall not be necessary to make it effective.

               4.5 President. Unless the board of directors has designated the chairman of the board as chief executive officer, the president shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. Unless there is a chairman of the board, the president shall, when present, preside at all meetings of the shareholders and of the board of directors. The president may sign, with the secretary or any other proper officer of the corporation thereunder authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

               4.6 Vice Presidents. If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designate at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of, and be subject to, all the restrictions upon the president.

               4.7 Secretary. The secretary shall: (a) keep the minutes of the proceedings of the shareholders, the board of directors, and any committees of the board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with these provisions of these bylaws or as required by law; (c) be custodian of the corporate records; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (f) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to the supervision of the secretary.

               4.8 Treasurer. The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such bank, trust companies, or other depositaries shall be selected by the board of directors; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine. Assistant treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

               4.9 Salaries. The salaries of the officers shall be fixed from time to time by the board of directors.

                    ARTICLE 5. INDEMNIFICATION OF DIRECTORS,
                        OFFICERS, AGENTS, AND EMPLOYEES

               5.1 Indemnification of Directors. Unless otherwise provided in the articles of incorporation, the corporation shall indemnify any individual made a party to a proceeding because the individual is or was a director of the corporation, against liability incurred in the proceeding, but only if such indemnification is both (i) determined permissible and (ii) authorized, as such are defined in subsection (a) of this Section 5. I.

                    5.1.1 Determination of Authorization. The corporation shall not indemnify a director under this Section unless:

                            (a) a  determination  has  been  made in  accordance
               with the procedures set forth in the Statutes that the director met the standard of conduct set forth in subsection (b) below, and

                            (b) payment has been authorized in accordance with the procedures set forth in the Statutes based on a conclusion that the expenses are reasonable, the corporation has the financial ability to make the payment, and the financial resources of the corporation hould be devoted to this use rather than some other use by the corporation.

                    5.1.2 Standard of Conduct. The individual shall demonstrate that:
                            (a)  he  or she conducted himself in good faith; and

                            (b)  he or she reasonably believed:

                                 (i) in  the  case  of  conduct  in his official
                    capacity with the corporation, that his conduct wasin its best interests;

                                 (ii) in all other cases,  that his conduct  was
                    at least not, opposed to its best interests; and

                                 (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his conduct was unlawful.

                    5.1.3 Indemnification in Derivative Actions Limited. Indemnification permitted under this Section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

                    5.1.4 Limitation on Indemnification. The corporation shall not indemnify a director under this Section of Article 5:

                            (a) in  connection  with a proceeding by  or in  the
               right of the corporation in which the director was adjudged liable to the corporation; or

                            (b) in connection with any other proceeding charging
               improper personal benefit to the director, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by the director.

               5.2 Advance of Expenses for Directors. If a determination is made following the procedures of the Statutes, that the director has met the following requirements, and if an authorization of payment is made following the procedures and standards set forth in the Statutes, then unless otherwise provided in the articles of incorporation, the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

                            (a) the director furnishes the corporation a written
               affirmation of his good faith belief that he has met the standard of conduct described in this section;

                            (b) the director furnishes the corporation a written
               undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he di not meet the standard of conduct;

                             (c) a  determination  is made  that  the facts then
               known to those making the determination would not preclude indemnification under this Section or the Statutes.

               5.3 Indemnification of Officers. Agents and Employees Who Are Not Directors. Unless otherwise provided in the articles of incorporation, the board of directors may indemnify and advance expenses to any officer, employee, or agent of the corporation, who is not a director of the corporation, to the same extent as to a director, or to any greater extent consistent with. public policy, as determined by the general or specific actions of the board of directors.

               5.4 Insurance. By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have the power to indemnify such person under the applicable provisions of the Statutes.

                                ARTICLE 6. STOCK

               6.1 Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, unless otherwise provided by statute. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation. Shares shall be issued for such consideration expressed in dollars as shall be fixed from time to time by the board of directors.

               6.2  Certificates for Shares.

                    6.2.1 Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of the State of Nevada; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the president or a vice president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                    6.2.2 Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                    6.2.3 Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                    6.2.4 Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in cash of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

               6.3  Shares Without Certificates.

                    6.3.1 Issuing Shares Without Certificates. Unless the articles of incorporation provide otherwise, the board of directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificatesuntil they are surrendered to the corporation.

                    6.3.2 Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing, at a minimum, the information required by the Statutes.

               6.4 Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand in the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

               6.5 Restrictions on Transfer or Registration of Shares. The board of directors or shareholders may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of or otherwise consented to the restriction.

               A restriction on the transfer or registration of transfer of shares may be authorized:

                            (a) to maintain the corporation's status when it is dependent on the number or identity of its shareholders;

                            (b) to preserve entitlements, benefits or exemptions
              under federal or local laws; and

                            (c) for any other reasonable purpose.

              A restriction on the transfer or registration of transfer of shares may:

                            (a)  obligate the  shareholder  first  to  offer the
              corporation  or  other   persons  (separately,  consecutively   or
              simultaneously) an opportunity to acquire the restricted shares;

                            (b) obligate  the  corporation  or   other   persons
               (separately,   consecutively  or  simultaneously)  to acquire the
               restricted shares;

                            (c) require  as  a  condition  to  such  transfer or
               registration, that any one or more persons, including the holders of any of its shares, approve the transfer or
               registration    if   the   requirement   is   not   manifestly
               unreasonable; or

                            (d)  prohibit  the  transfer  or   the  registration
               of transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

               A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section and its existence is noted conspicuously on the front or back of the certificate or is comained in the information statement required by this Article 6 with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

               6.6 Corporation's Acquisition of Shares. The corporation may acquire its own shares and the shares so acquired constitute authorized but unissued shares.

               If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation, which amendment may be adopted by the shareholders or the board of directors without shareholder action. The articles of amendment must be delivered to the Secretary of State and must set forth:

                            (a) the name of the corporation;

                            (b) the  reduction  in  the  number  of   authorized
               shares, itemized by class and series;

                            (c)  the   total   number   of   authorized  shares,
               itemized by class and series, remaining after reduction of the shares; and

                            (d) a  statement  that the amendment was adopted  by
               the board of directors without shareholder action and that shareholder action was not required.

                            ARTICLE 7. DISTRIBUTIONS

               7.1 Distributions to Shareholders. The board of directors may authorize, and the corporation may make, distributions to the shareholders of the corporation subject to any restrictions in the corporation's articles of incorporation and in the Statutes.

               7.2 Unclaimed Distributions. If the corporation has mailed three successive distributions to a shareholder at the shareholder's address as shown on the corporation's current record of shareholders and the distributions have been returned as undeliverable, no further attempt to deliver distributions to the shareholder need be made until another address for the shareholder is made known to the corporation, at which time all distributions accumulated by reason of this Section, except as otherwise provided by law, be mailed to the shareholder at such other address.

                            ARTICLE 8. MISCELLANEOUS

               8.1 Inspection of Records by Shareholders and Directors. A shareholder or director of a corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the records of the corporation required to be maintained by the corporation under the Statutes, if such person gives the corporation written notice of the demand at least five business days before the date on which such a person wishes to inspect and copy. The scope of Such inspection right shall be as provided under the Statutes.

               8.2 Corporate Seal. The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, the state of incorporation, and the words "Corporate Seal."

               8.3 Amendments. The corporation's board of directors may amend or repeal the corporation's bylaws at any time unless:

                            (a) the articles of incorporation or the Statutes reserve this power exclusively to the shareholders in whole or part; or

                            (b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

                            (c)  the   bylaw  either  establishes,   amends,  or
               deletes, a greater shareholder quorum or voting requirement.

               Any amendment which changes the voting or quorum requirement for the board must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever are greater.

                              SECOND AMENDED BYLAWS

                                       OF

                           NEXTPATH TECHNOLOGIES, INC.


                               ARTICLE 1. OFFICES

               1.1 Business Office. The principal office of the corporation shall be located at any place either within or outside the State of Nevada as designated in the corporation's most recent document on file with the Nevada Secretary of State. The corporation may have such other offices, either within or without the State of Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

               1.2 Registered Office. The registered office of the corporation shall be located within the State of Nevada and may be, but need not be, identical with the principal office. The address of the registered office may be changed from time to time.

                             ARTICLE 2. SHAREHOLDERS

               2.1 Annual Shareholder Meeting. An annual meeting of the shareholders for the election of directors and for the transaction of such other business as may come before the meeting shall be held at the time, date and place, within or outside the State of Nevada, designated by the board of directors and stated in the meeting notice. If the day fixed for the annual meeting is a legal holiday in the State of Nevada, the meeting shall be held on the next succeeding business day.

               2.2 Special Shareholder Meeting. Special meetings of the shareholders, for any purpose or purposes described in the meeting notice, may be called by the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-fourth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

               2.3 Place of Shareholder Meeting. The board of directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual or any special meeting of the shareholders, unless by written consent, which may be in the form of waivers of notice or otherwise, all shareholders entitled to vote at the meeting designate a different place, either within or without the State of Nevada, as the place for the holding of such meeting.

               2.4 Notice of Shareholder Meeting. Written notice stating the date, time, and place of any annual or special shareholder meeting shall be delivered not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by mail, by or at the direction of the President, the board of directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Nevada Revised Statues (the "Statutes") or the corporation's Articles of Incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid; or
(2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; or (3) when received; or (4) three (3) days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

               If any shareholder meeting is adjourned to a different date, time or place, notice need not be given of the new date, time and place, if the new date, time and place is announced at the meeting before adjournment. But if the adjournment is for more than thirty (30) days or if a new record date for the adjourned meeting is or must be fixed, then notice must be given pursuant to the requirements of the previous paragraph, to those persons who are shareholders as of the new record date.

               2.5 Waiver of Notice. A shareholder may waive any notice required by the Statutes, the Articles of Incorporation, or these Bylaws, by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

               A shareholder's attendance at a meeting:

                      (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or effective notice; and

                      (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

               2.6 Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of, or to vote at, any meeting of shareholders, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other purpose, the board of directors may fix in advance a date as the record date. The record date shall not be more than seventy (70) days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at, a meeting of shareholders, the record date for determination of those shareholders shall be at the close of business on the day the first notice is delivered to shareholders. If no record date is fixed by the board for the determination of shareholders entitled to receive a distribution, the record date shall be the date the board authorizes the distribution. With respect to actions taken in writing without a meeting, the record date shall be the date the first shareholder signs the consent.

               When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, that determination shall apply to any adjournment of the meeting unless the board of directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

               2.7 Shareholder List. After fixing a record date for a shareholder meeting, the corporation shall prepare a list of the names of its shareholders entitled to be given notice of the meeting. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of ten (10) days before the meeting for which the list was prepared or two (2) business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, and any adjournment of the meeting. The list shall be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held.

               2.8    Shareholder Quorum and Voting Requirements.

                      2.8.1 Quorum. Except as otherwise required by the Statutes or the Articles of Incorporation, a majority of the outstanding shares of the corporation, represented by person or by proxy, shall constitute a quorum at each meeting of the shareholders. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the Articles of Incorporation or the Statutes require a greater number of affirmative votes.

                      2.8.2 Voting of Shares. Unless otherwise provided in the Articles of Incorporation or these Bylaws, each outstanding share, regardless of class, is entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

               2.9 Quorum and Voting Requirements of Voting Groups. If the Articles of Incorporation or the Statutes provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

               Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless a new record date is or must be set for that adjourned meeting.

               Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the Articles of Incorporation or the Statutes provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

               If the Articles of Incorporation or the Statutes provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

               If a quorum exists, action on a matter, other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the

Articles  of   Incorporation  or  the  Statutes  require  a  greater  number  of affirmative votes.

               2.10 Greater Quorum or Voting Requirements. The Articles of Incorporation may provide for a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is provided for by these Bylaws. An amendment to the Articles of Incorporation that adds, changes, or deletes a greater quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

               2.11 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. The proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after eleven (11) months from the date of its execution unless otherwise provided in the proxy. All proxies are revocable unless they meet specific requirements of irrevocability set forth in the Statutes. The death or incapacity of a voter does not invalidate a proxy unless the corporation is put on notice. A transferee for value who receives shares subject to an irrevocable proxy, can revoke the proxy if he had no notice of the proxy.

               2.12   Corporation's Acceptance of Votes.

                      2.12.1 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

                      2.12.2 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                             (a) the  shareholder is an entity as defined in the
               Statutes and the name signed purports to be that of an officer or agent of the entity;

                             (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, wavier, proxy appointment or proxy appointment revocation;

                             (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation; or

                             (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; or

                             (e) two or more  persons  are  the  shareholder  as
               co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-tenants or fiduciaries.

                      2.12.3 If shares are registered in the names of two or more persons, whether fiduciaries, members of a partnership, co-tenants, husband and wife as community property, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxy holders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation or other officer or agent entitled to tabulate votes is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                             (a)    if only one votes, such act binds all;

                             (b) if more than one votes, the act of the majority
               so voting bind all;

                             (c) if more than one votes,  but the vote is evenly
               split on any particular matter, each fraction may vote the securities in question proportionately.

                      If the instrument so filed or the registration of the shares shows that any tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

                      2.12.4 The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                      2.12.5 The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                      2.12.6 Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment or proxy appointment revocation under this Section is valid unless a court of competent jurisdiction determines otherwise.

               2.13   Action by Shareholders Without a Meeting.

                      2.13.1 Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voted. Action taken under this Section has the same effect as action taken at a duly called and convened meeting of shareholders and may be described as such in any document.

                      2.13.2 Post-Consent Notice. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by such approval to (i) those shareholders entitled to vote who did not consent in writing, and
        (ii) those shareholders not entitled to vote. Any such notice must be accompanied by the same material that is required under the Statutes to be sent in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

                      2.13.3 Effective Date and Revocation of Consents. No action taken pursuant to this Section shall be effective unless all written consents necessary to support the action are received by the corporation within a sixty-day period and not revoked. Such action is effective as of the date the last written consent is received necessary to effect the action, unless all of the written consents specify an earlier or later date of the action. Any shareholder giving a written consent pursuant to this Section may revoke the consent by a signed writing describing the action and stating that the consent is revoked, provided that the writing is received by the corporation prior to the effective date of the action.

                      2.13.4 Unanimous Consent for Election of Directors. Notwithstanding subsection (a), directors may not be elected by written consent unless such consent is unanimous by all shares entitled to vote for the election of directors.

               2.14 Voting for Directors. Unless otherwise provided in the Articles of Incorporation, every shareholder entitled to vote for the election of directors has the right to cast, in person or by proxy, all of the votes to which the shareholder's shares are entitled for as many persons as there are directors to be elected and for whom election such shareholder has the right to vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

                          ARTICLE 3. BOARD OF DIRECTORS

               3.1 General Powers. Unless the Articles of Incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority, and the business and affairs of the corporation shall be managed under the direction, of the board of directors.

               3.2 Number. Tenure and Qualification of Directors. The authorized number of directors shall be five (5); provided, however, that if the corporation has less than two (2) shareholders entitled to vote for the election of directors, the board of directors may consist of a number of individuals equal to or greater than the number of those shareholders. The current number of directors shall be within the limit specified above, as determined (or as amended from time to time) by a resolution adopted by either the shareholders or the directors. Each director shall hold office until the next annual meeting of shareholders or until the director's earlier death, resignation, or removal. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors. Directors do not need to be residents of Nevada or shareholders of the corporation.

               3.3 Regular Meetings of the Board of Directors. A regular meeting of the board of directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders, for the purpose of appointing officers and transacting such other business as may come before the meeting. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

               3.4 Special Meetings of the Board of Directors. Special meetings of the board of directors may be called by or at the request of the president or any director. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

               3.5 Notice of, and Waiver of Notice for, Special Director Meeting. Unless the Articles of Incorporation provide for a longer or shorter period, notice of the date, time, and place of any special director meeting shall be given at least two days before the meeting either orally or in writing. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing and signed by the director entitled to the notice. The attendance of a director at a meeting shall constitute a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the Articles of Incorporation, neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of the meeting.

               3.6    Director Quorum and Voting.

                      3.6.1 Quorum. A majority of the number of directors prescribed by resolution shall constitute a quorum for the transaction of business at any meeting of the board of directors unless the Articles of Incorporation require a greater percentage.

                      Unless the Articles of Incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                      A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting (or promptly upon his arrival) to holding or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; and
        (2) the director contemporaneously requests his dissent or abstention as to any specific action be entered in the minutes of the meeting; or (3) the director causes written notice of his dissent or abstention as to any specific action be received by the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

               3.7 Director Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent to such action in writing. Action taken by consent is effective when the last director signs the consent, unless, prior to that time, any director has revoked a consent by a signed writing received by the corporation, or unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

               3.8 Resignation of Directors. A director may resign at any time by giving a written notice of resignation to the corporation. The resignation is effective when the notice is received by the corporation, unless the notice specifies a later effective date.

               3.9 Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the Articles of Incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

               3.10 Board of Directors Vacancies. Unless the Articles of Incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy. During the time that the shareholders fail or are unable to fill such vacancies, then and until the shareholders act:

                      (a)    the board of directors may fill the vacancy; or

                      (b) if the directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

               If the vacant office was held by a director elected by a voting group of shareholders:

                      (a) if there are one or more directors elected by the same voting group, only those directors are entitled to vote to fill the vacancy if it is filled by the directors; and

                      (b) only the  holders of shares of that  voting  group are
        entitled   to  vote  to  fill  the  vacancy  if  it  is  filled  by  the shareholders.

               A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

               3.11 Director Compensation. By resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

               3.12   Director Committees.

                      3.12.1 Creation of Committees. Unless the Articles of Incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have one or more members, who shall serve at the pleasure of the board of directors.

                      3.12.2 Selection of Members. The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or
        (2) the number of directors required by the Articles of Incorporation to take such action.

                      3.12.3 Required Procedures. Those Sections of this Article 3 which govern meetings, actions without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

                      3.12.4 Authority. Unless limited by the Articles of Incorporation, each committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                             (a)    authorize distributions;

                             (b) approve or propose to shareholders  action that
               the Statutes require be approved by shareholders;

                             (c) fill vacancies on the board of directors or on any of its committees;

                             (d) amend the Articles of Incorporation pursuant to
               the authority of directors to do so;

                             (e)    adopt, amend or repeal bylaws;

                             (f)   approve  a  plan  of  merger  not   requiring
               shareholder approval;

                             (g) authorize or approve  reacquisition  of shares,
               except according to a formula or method prescribed by the board of directors; or

                             (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or an officer) to do so within limits specifically prescribed by the board of directors.

                               ARTICLE 4. OFFICERS

               4.1 Number of Officers. The officers of the corporation shall be a president, a secretary and a treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may also be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

               4.2 Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors for a term as determined by the board of directors. If no term is specified, they shall hold office until the first meeting of the directors held after the next annual meeting of shareholders. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly appointed and shall have qualified until his death, or until he shall resign or is removed.

               The designation of a specified term does not grant to the officer any contract rights, and the board may remove the officer at any time prior to the termination of such term.

               4.3 Removal of Officers. Any officer or agent may be removed by the board of directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

               4.4 Resignation of Officers. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officers and the corporation, by giving notice to the president or board of directors. An officer's resignation shall take effect at the time specified therein, and the acceptance of such resignation shall not be necessary to make it effective.

               4.5 President. Unless the board of directors has designated the chairman of the board as chief executive officer, the president shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. Unless there is a chairman of the board, the president shall, when present, preside at all meetings of the shareholders and of the board of directors. The president may sign, with the secretary or any other proper officer of the corporation thereunder authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these Bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

               4.6 Vice Presidents. If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designate at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of, and be subject to, all the restrictions upon the president.

               4.7 Secretary. The secretary shall: (a) keep the minutes of the proceedings of the shareholders, the board of directors, and any committees of the board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (f) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to the supervision of the secretary.

               4.8 Treasurer. The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such bank, trust companies, or other depositaries as shall be selected by the board of directors; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine. Assistant Treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

               4.9 Salaries. The salaries of the officers shall be fixed from time to time by the board of directors.

                    ARTICLE 5. INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, AGENTS, AND EMPLOYEES

               5.1 Indemnification of Directors. Unless otherwise provided in the Articles of Incorporation, the corporation shall indemnify any individual made a party to a proceeding because the individual is or was a director of the corporation, against liability incurred in the proceeding, but only if such indemnification is both (i) determined permissible and (ii) authorized, as such are defined in subsection (a) of this Section 5.1.

                      5.1.1 Determination of Authorization. The corporation shall not indemnify a director under this Section unless:

                             (a) a  determination  has been  made in  accordance
               with the procedures set forth in the Statutes that the director met the standard of conduct set forth in subsection (b) below, and

                             (b) payment has been  authorized in accordance with
               the procedures set forth in the Statutes based on a conclusion that the expenses are reasonable, the corporation has the financial ability to make the payment, and the financial resources of the corporation should be devoted to this use rather than some other use by the corporation.

                      5.1.2   Standard  of   Conduct.   The   individual   shall
demonstrate that:

                             (a) he or she conducted himself in good faith; and

                             (b) he or she reasonably believed:

                                 (i) in  the  case  of  conduct  in  his  or her
                      official capacity with the corporation, that his or her conduct was in its best interests;

                                 (ii) in  all  other  cases,  that  his  or  her
                      conduct  was at least not  opposed to its best  interests;
                      and

                                 (iii) in   the    case    of    any    criminal
                      proceeding, he or she had no reasonable cause to believe his or her conduct was unlawful.

                      5.1.3 Indemnification in Derivative Actions Limited. Indemnification permitted under this Section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

                      5.1.4 Limitation on Indemnification. The corporation shall not indemnify a director under this Section of Article 5:

                             (a) in  connection  with a proceeding  by or in the
               right of the corporation in which the director was adjudged liable to the corporation; or

                             (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by the director.

               5.2 Advance of Expenses for Directors. If a determination is made following the procedures of the Statutes, that the director has met the following requirements, and if an authorization of payment is made following the procedures and standards set forth in the Statutes, then unless otherwise provided in the Articles of Incorporation, the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

                      (a) the director furnishes the corporation a written affirmation of his or her good faith belief that he or she has met the standard of conduct described in this section;

                      (b) the director furnishes the corporation a written undertaking, executed personally or on his or her behalf, to repay the advance if it is ultimately determined that he or she did not meet the standard of conduct;

                      (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Section or the Statutes.

               5.3 Indemnification of Officers, Agents and Employees Who Are Not Directors. Unless otherwise provided in the Articles of Incorporation, the board of directors may indemnify and advance expenses to any officer, employee, or agent of the corporation, who is not a director of the corporation, to the same extent as to a director, or to any greater extent consistent with public policy, as determined by the general or specific actions of the board of directors.

               5.4 Insurance. By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have the power to indemnify such person under the applicable provisions of the Statutes.

                                ARTICLE 6. STOCK

               6.1 Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, unless otherwise provided by statute. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation.

               6.2    Articless for Shares.

                      6.2.1 Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the corporation and that it is formed under the laws of the State of Nevada; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. The certificates shall be signed (either manually or by facsimile) by the president or a vice president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                      6.2.2 Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                      6.2.3 Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                      6.2.4 Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificates for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificates, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

                      6.2.5 Lost Certificates. The board of directors may direct a new certificate or certificates or uncertificated shares to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificates of stock to be lost, stolen or destroyed. When authorizing the issue of a new certificate or certificates or uncertificated shares, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificates alleged to have been lost, stolen or destroyed.

               6.3    Shares Without Certificates

                      6.3.1 Issuing Shares Without Certificates. Unless the Articles of Incorporation provide otherwise, the board of directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                      6.3.2 Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing, at a minimum, the information required by the Statutes.

               6.4 Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand in the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

               6.5 Restrictions on Transfer or Registration of Shares. The board of directors or shareholders may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of or otherwise consented to the restriction.

               A restriction on the transfer or registration of transfer of shares may be authorized:

                      (a) to maintain the corporation's status when it is dependent on the number or identity of its shareholders;

                      (b) to preserve entitlements, benefits or exemptions under federal or local laws; and

                      (c) for any other reasonable purposes.

               A restriction on the transfer or registration of transfer of shares may:

                      (a) obligate    the   shareholder   first   to  offer  the
        corporation   or   other   persons    (separately,    consecutively   or
        simultaneously) an opportunity to acquire the restricted shares;

                      (b) obligate the corporation or other persons (separately, consecutively or simultaneously) to acquire the restricted shares;

                      (c) require as a condition to such transfer or registration, that any one or more persons, including the holders of any of its shares, approve the transfer or registration if the requirement is not manifestly unreasonable; or

                      (d) prohibit the transfer or the registration of transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

               A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section and its existence is noted conspicuously on the front or back of the certificates or is contained in the information statement required by this Article 6 with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

               6.6 Corporation's Acquisition of Shares. The corporation may acquire its own shares and the shares so acquired constitute authorized but unissued shares.

               If the Articles of Incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the Articles of Incorporation, which amendment may be adopted by the shareholders or the board of directors without shareholder action. The articles of amendment must be delivered to the Secretary of State and must set forth:

                      (a)    the name of the corporation;

                      (b) the reduction in the number of authorized shares, itemized by class and series;

                      (c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares; and

                      (d) a statement that the amendment was adopted by the board of directors without shareholder action and that shareholder action was not required.

                            ARTICLE 7. DISTRIBUTIONS

               7.1 Distributions to Shareholders. The board of directors may authorize, and the corporation may make, distributions to the shareholders of the corporation subject to any restrictions in the corporation's Articles of Incorporation and in the Statutes.

               7.2 Unclaimed Distributions. If the corporation has mailed three successive distributions to a shareholder at the shareholder's address as shown on the corporation's current record of shareholders and the distributions have been returned as undeliverable, no further attempt to deliver distributions to the shareholder need be made until another address for the shareholder is made known to the corporation, at which time all distributions accumulated by reason of this Section, except as otherwise provided by law, shall be mailed to the shareholder at such other address.

                          ARTICLE 8. NASDAQ COMPLIANCE

               8.1 In General. Notwithstanding anything to the contrary in these Bylaws, the provisions of this Article 8 shall be applicable (a) so long as the corporation's securities are listed on the NASDAQ SmallCap Market, or the NASDAQ

National Market, or the OTC Bulletin Board, or (b) so long as the corporation's securities are registered under the Securities Exchange Act of 1934; provided, however, if the corporation's securities are not listed on a NASDAQ market or the OTC Bulletin Board, notices and filings otherwise required to be given or made to NASDAQ need not be given or made to NASDAQ.

               8.2    Distribution of Annual and Interim Reports.

                      (a) The corporation shall distribute to its shareholders copies of an annual report containing audited financial statements of the corporation and its subsidiaries. The report shall be distributed to the shareholders a reasonable period of time prior to the corporation's annual meeting of shareholders and shall be filed with NASDAQ at the time it is distributed to the shareholders.

                      (b) The corporation shall make available copies of quarterly reports including statements of operating results to its shareholders either prior to or as soon as practicable following the corporation's filing of its Form 10-Q with the SEC. If the form of such quarterly report differs from the Form 10-Q the corporation shall file one copy of the report with NASDAQ in addition to filing its Form 10-Q pursuant to NASDAQ Rule 4310(c)(14). The statement of operations contained in quarterly reports shall disclose, as a minimum, any substantial items of an unusual or nonrecurrent nature and net income before and after estimated federal income taxes or net income and the amount of estimated federal taxes.

               8.3 Independent Directors. The corporation shall maintain a minimum of two independent directors on its board of directors.

               8.4 Audit Committee. The corporation shall establish and maintain an Audit Committee, a majority of the members of which shall be independent directors.

               8.5 Shareholder Meetings. The corporation shall hold an annual meeting of shareholders and shall provide notice of such meeting to NASDAQ.

               8.6 Quorum. The corporation shall provide for a quorum as specified in its Bylaws for any meeting of the holders of common stock; provided, however, that in no case shall the quorum be less than thirty-three and one-third percent (33-1/3) of the outstanding shares of the corporation's common stock.

               8.7 Solicitation of Proxies. The corporation shall solicit proxies and provide proxy statements for all meetings of its shareholders and shall provide copies of such proxy solicitation to NASDAQ.

               8.8 Conflicts of Interest. The corporation shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilize the corporation's Audit Committee or a comparable body of the Board of Directors for the review of potential conflict of interest situations where appropriate.

               8.9    Shareholder Approval.

                      (i) The corporation shall require shareholder approval of a plan or arrangement under subparagraph a. below, or prior to the issuance of designated securities under subparagraph b., c., or d. below:

                             a. when a stock  option or  purchase  plan is to be
               established or other arrangement made pursuant to which stock may be acquired by officers or directors, except for warrants or rights issued generally to security holders of the corporation or broadly based plans or arrangements including other employees (e.g. ESOPs). In a case where the shares are issued to a person not previously employed by the corporation, as an inducement essential to the individual's entering into an employment contract with the corporation, shareholder approval will generally not be required. The establishment of a plan or arrangement under which the amount of securities which may be issued does not exceed the lesser of one percent (1%) of the number of shares of common stock, one percent (1%) of the voting power outstanding, or twenty-five thousand (25,000) shares will not generally require shareholder approval;

                             b. when  the  issuance  will  result in a change of
               control of the corporation;

                             c. in  connection  with   the  acquisition  of  the
               stock or assets of another company if;

                             1. any director, officer or substantial shareholder of the corporation has a five percent (5%) or greater interest (or such persons collectively have a ten percent (10%) or greater interest), director or indirectly, in the corporation or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in outstanding common shares or voting power of five percent (5%) or more; or

                             2. where, due to the present or potential issuance of common stock, or securities convertible into or exercisable for common stock, other than a public offering for cash:

                                    A.  the  common  stock has or will have upon
        issuance voting power equal to or in excess of twenty percent (20%) of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock; or

                                    B.  the number of shares of common  stock to
        be issued is or will be equal to or in excess of twenty percent (20%) of the number of shares or common stock outstanding before the issuance of the stock or securities; or

                             d. in connection  with a  transaction  other than a
               public offering involving:

                             1. the sale or issuance by the corporation of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the corporation equals twenty percent (20%) or more of common stock or twenty percent (20%) or more of the voting power outstanding before the issuance; or

                             2. the sale or issuance by the corporation of common stock (or securities convertible into or exercisable for common stock) equal to twenty percent (20%) or more of the common stock or twenty percent (20%) or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

               (ii) Exceptions may be made upon application to NASDAQ when:

                      a. the delay in securing shareholder approval would seriously jeopardize the financial viability of the enterprise; and

                      b. reliance by the corporation on this exception is expressly approved by the Audit Committee or a comparable body of the Board of Directors.

        A company relying on this exception must mail to all shareholders not later than ten days before issuance of the securities a letter alerting them to its omission to seek the shareholder approval that would otherwise be required and indicating that the Audit Committee or a comparable body of the Board of Directors has expressly approved the exception.

               (iii) Only shares actually issued and outstanding (excluding treasury shares or shares held by a subsidiary) are to be used in making any calculation provided for in this Section 8.9. Unissued shares reserved for issuance upon conversion of securities or upon exercise of options or warrants will not be regarded as outstanding.

               (iv) Voting power outstanding as used in this Section 8.9 refers to the aggregate number of votes which may be cast by holders of those securities outstanding which entitle the holders thereof to vote generally on all matters submitted to the corporation's security holders for a vote.

               (v) An interest consisting of less than either five percent (5%) of the number of shares of commons tock or five percent (5%) of the voting power outstanding of an issuer or party shall not be considered a substantial interest or cause the holder of such an interest to be regarded as a substantial security holder.

               (vi) Where shareholder approval is required, the minimum vote which will constitute shareholder approval shall be a majority of the total votes cast on the proposal in person or by proxy.

               8.10 Voting Rights. Voting rights of existing shareholders of publicly traded common stock registered under Section 12 of the Securities Exchange Act of 1934 cannot be disparately reduced or restricted through any corporate action or issuance. Examples of such corporate action or issuance include, but are not limited to, the adoption of time-phased voting plans, the adoption of capped voting rights plans, the issuance of super-voting stock, or the issuance of stock with voting rights less than the per share voting rights of the existing common stock through an exchange offer.

                            ARTICLE 9. MISCELLANEOUS

               9.1 Inspection of Records by Shareholders and Directors. A shareholder or director of the corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the records of the corporation required to be maintained by the corporation under the Statutes, if such person gives the corporation written notice of the demand at least five business days before the date on which such a person wishes to inspect and copy. The scope of the inspection right shall be as provided under the Statutes.

               9.2 Corporate Seal. The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, the state of incorporation, and the words "Corporate Seal."

               9.3 Amendments. The corporation's board of directors may amend or repeal the corporations' Bylaws at any time unless:

                      (a) the Articles of Incorporation or the Statutes reserve this power exclusively to the shareholders in whole or part; or

                      (b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

                      (c) the bylaw either establishes, amends, or deletes, a greater shareholder quorum or voting requirement.

               Any amendment which changes the voting or quorum requirement for the board must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

               Dated as of November 1, 1999.

                                       -----------------------------------------
                                       James R. Ladd, Director



                                       -----------------------------------------
                                       David A. Nuttle, Director

                                 AMENDED BYLAWS

                                       OF

                           NEXTPATH TECHNOLOGIES, INC.


                               ARTICLE 1. OFFICES

               1.1 Business Office. The principal office of the corporation shall be located at any place either within or outside the State of Nevada as designated in the corporation's most recent document on file with the Nevada Secretary of State, Division of Corporations. The corporation may have such other offices, either within or without the State of Nevada, as the board of directors may designate or as the business of the corporation may require from time to time.

               1.2 Registered Office. The registered office of the corporation shall be located within the State of Nevada and may be, but need not be, identical with the principal office. The address of the registered office may be changed from time to time.

                             ARTICLE 2. SHAREHOLDERS

               2.1 Annual Shareholder Meeting. The annual meeting of the shareholders shall be held on the 8th day of May in each year, beginning with the year 1997, at the hour of 2:00 p.m., or at such other time on such other day within such month as shall be fixed by the board of directors, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day.

               2.2 Special Shareholder Meeting. Special meetings of the shareholders, for any purpose or purposes described in the meeting notice, may be called by the president, or by the board of directors, and shall be called by the president at the request of the holders of not less than one-fourth of all outstanding votes of the corporation entitled to be cast on any issue at the meeting.

               2.3 Place of Shareholder Meeting. The board of directors may designate any place, either within or without the State of Nevada, as the place of meeting for any annual or any special meeting of the shareholders, unless by written consent, which may be in the form of waivers of notice or otherwise, all shareholders entitled to vote at the meeting designate a different place, either within or without the State of Nevada, as the place for the holding of such meeting. If no designation is made by either the directors or unanimous action of the voting shareholders, the place of meeting shall be at 215 South State Street, #1100, Salt Lake City, Utah 84111.

               2.4 Notice of Shareholder Meeting. Written notice sating the date, time, and place of any annual or special shareholder meeting shall be delivered not less than 10 nor more than 60 days before the date of the meeting, either personally or by mail, by or at the direction of the President, the board of directors, or other persons calling the meeting, to each shareholder of record entitled to vote at such meeting and to any other shareholder entitled by the Nevada Revised Statutes (the "Statutes") or the articles of incorporation to receive notice of the meeting. Notice shall be deemed to be effective at the earlier of: (1) when deposited in the United States mail, addressed to the shareholder at his address as it appears on the stock transfer books of the corporation, with postage thereon prepaid; (2) on the date shown on the return receipt if sent by registered or certified mail, return receipt requested, and the receipt is signed by or on behalf of the addressee; (3) when received; or
(4) 3 days after deposit in the United States mail, if mailed postpaid and correctly addressed to an address other than that shown in the corporation's current record of shareholders.

               If any shareholder meeting is adjourned to a different date, time or place, notice need not be given of the new date, time and place, if the new date, time and place is announced at the meeting before adjournment. But if the adjournment is for more than 30 days or if a new record date for the adjourned meeting is or must be fixed, then notice must be given pursuant to the requirements of the previous paragraph, to those persons who are shareholders as of the new record date.

               2.5 Waiver of Notice. A shareholder may waive any notice required by the Statutes, the articles of incorporation, or these bylaws, by a writing signed by the shareholder entitled to the notice, which is delivered to the corporation (either before or after the date and time stated in the notice) for inclusion in the minutes or filing with the corporate records.

               A shareholder's attendance at a meeting:

                      (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder at the beginning of the meeting objects to holding the meeting or transacting business at the meeting because of lack of notice or effective notice; and

                      (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder objects to considering the matter when it is presented.

               2.6 Fixing of Record Date. For the purpose of determining shareholders of any voting group entitled to notice of or to vote at any meeting of shareholders, or shareholders entitled to receive payment of any distribution, or in order to make a determination of shareholders for any other purpose, the board of directors may fix in advance a date as the record date. Such record date shall not be more than 70 days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken. If no record date is so fixed by the board for the determination of shareholders entitled to notice of, or to vote at a meeting of shareholders, the record date for determination of such shareholders shall be at the close of business on the day the first notice is delivered to shareholders. If no record date is fixed by the board for the determination of shareholders entitled to receive a distribution, the record date shall be the date the board authorizes the distribution. With respect to actions taken in writing without a meeting, the record date shall be the date the first shareholder signs the consent.

               When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section, such determination shall apply to any adjournment thereof unless the board of directors fixes a new record date which it must do if the meeting is adjourned to a date more than 120 days after the date fixed for the original meeting.

               2.7 Shareholder List. After fixing a record date for a shareholder meeting, the corporation shall prepare a list of the names of its shareholders entitled to be given notice of the meeting. The shareholder list must be available for inspection by any shareholder, beginning on the earlier of 10 days before the meeting for which the list was prepared or 2 business days after notice of the meeting is given for which the list was prepared and continuing through the meeting, and any adjournment thereof. The list shall be available at the corporation's principal office or at a place identified in the meeting notice in the city where the meeting is to be held.

               2.8    Shareholder Quorum and Voting Requirements.

                      2.8.1 Quorum. Except as otherwise required by the Statutes or the articles of incorporation, a majority of the outstanding shares of the corporation, represented by person or by proxy, shall constitute a quorum at each meeting of the shareholders. If a quorum exists, action on a matter, other than the election of directors, is approved if the votes cast favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Statutes require a greater number of affirmative votes.

                      2.8.2 Voting of Shares. Unless otherwise provided in the articles of incorporation or these bylaws, each outstanding share, regardless of class, is entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

               2.9 Quorum and Voting Requirements of Voting Groups. If the articles of incorporation or the Statutes provide for voting by a single voting group on a matter, action on that matter is taken when voted upon by that voting group.

               Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

               Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. Unless the articles of incorporation or the Statutes provide otherwise, a majority of the votes entitled to be cast on the matter by the voting group constitutes a quorum of that voting group for action on that matter.

               If the articles of incorporation or the Statutes provide for voting by two or more voting groups on a matter, action on that matter is taken only when voted upon by each of those voting groups counted separately. Action may be taken by one voting group on a matter even though no action is taken by another voting group entitled to vote on the matter.

               If a quorum exists,  action on a matter,  other than the election of directors, by a voting group is approved if the votes cast within the voting group favoring the action exceed the votes cast opposing the action, unless the articles of incorporation or the Statutes require a greater number of affirmative votes.

               2.10 Greater Quorum or Voting Requirements. The articles of incorporation may provide for a greater quorum or voting requirement for shareholders, or voting groups of shareholders, than is provided for by these bylaws. An amendment to the articles of incorporation that adds, changes, or deletes a greater quorum or voting requirement for shareholders must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

               2.11 Proxies. At all meetings of shareholders, a shareholder may vote in person or by proxy which is executed in writing by the shareholder or which is executed by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation or other person authorized to tabulate votes before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution unless otherwise provided in the proxy. All proxies are revocable unless they meet specific requirements of irrevocability set forth in the Statutes. The death or incapacity of a voter does not invalidate a proxy unless the corporation is put on notice. A transferee for value who receives shares subject to an irrevocable proxy, can revoke the proxy if he had no notice of the proxy.

               2.12   Corporation's Acceptance of Votes.

                      2.12.1 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation corresponds to the name of a shareholder, the corporation, if acting in good faith, is entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder.

                      2.12.2 If the name signed on a vote, consent, waiver, proxy appointment, or proxy appointment revocation does not correspond to the name of a shareholder, the corporation, if acting in good faith, is nevertheless entitled to accept the vote, consent, waiver, proxy appointment, or proxy appointment revocation and give it effect as the act of the shareholder if:

                             (a) the  shareholder is an entity as defined in the
               Statutes and the name signed purports to be that of an officer or agent of the entity;

                             (b) the name signed purports to be that of an administrator, executor, guardian, or conservator representing the shareholder and, if the corporation requests, evidence of fiduciary status acceptable to the corporation has been presented with respect to the vote, consent, wavier, proxy appointment or proxy appointment revocation;

                             (c) the name signed purports to be that of a receiver or trustee in bankruptcy of the shareholder and, if the corporation requests, evidence of this status acceptable to the corporation has been presented with respect to the vote, consent, waiver, proxy appointment, or proxy appointment revocation; or

                             (d) the name signed purports to be that of a pledgee, beneficial owner, or attorney-in-fact of the shareholder and, if the corporation requests, evidence acceptable to the corporation of the signatory's authority to sign for the shareholder has been presented with respect to the vote, consent, waiver, proxy appointment or proxy appointment revocation; or

                             (e) two or more  persons  are  the  shareholder  as
               co-tenants or fiduciaries and the name signed purports to be the name of at least one of the co-owners and the person signing appears to be acting on behalf of all co-tenants or fiduciaries.

                      2.12.3 If shares are registered in the names of two or more persons, whether fiduciaries, members of a partnership, co-tenants, husband and wife as community property, voting trustees, persons entitled to vote under a shareholder voting agreement or otherwise, or if two or more persons (including proxy holders) have the same fiduciary relationship respecting the same shares, unless the secretary of the corporation or other officer or agent entitled to tabulate votes is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect:

                             (a)    if only one votes, such act binds all;

                             (b) if more than one votes, the act of the majority
               so voting bind all;

                             (c) if more than one votes,  but the vote is evenly
               split on any particular matter, each fraction may vote the securities in question proportionately.

                      If the instrument so filed or the registration of the shares shows that any tenancy is held in unequal interests, a majority or even split for the purpose of this Section shall be a majority or even split in interest.

                      2.12.4 The corporation is entitled to reject a vote, consent, waiver, proxy appointment or proxy appointment revocation if the secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                      2.12.5 The corporation and its officer or agent who accepts or rejects a vote, consent, waiver, proxy appointment or proxy appointment revocation in good faith and in accordance with the standards of this Section are not liable in damages to the shareholder for the consequences of the acceptance or rejection.

                      2.12.6 Corporate action based on the acceptance or rejection of a vote, consent, waiver, proxy appointment or proxy appointment revocation under this Section is valid unless a court of competent jurisdiction determines otherwise.

               2.13   Action by Shareholders Without a Meeting.

                      2.13.1 Written Consent. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting and without prior notice if one or more consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shareholders entitled to vote with respect to the subject matter thereof were present and voted. Action taken under this Section has the same effect as action taken at a duly called and convened meeting of shareholders and may be described as such in any document.

                      2.13.2 Post-Consent Notice. Unless the written consents of all shareholders entitled to vote have been obtained, notice of any shareholder approval without a meeting shall be given at least ten days before the consummation of the action authorized by such approval to (i) those shareholders entitled to vote who did not consent in writing, and
        (ii) those shareholders not entitled to vote. Any such notice must be accompanied by the same material that is required under the Statutes to be sent in a notice of meeting at which the proposed action would have been submitted to the shareholders for action.

                      2.13.3 Effective Date and Revocation of Consents. No action taken pursuant to this section shall be effective unless all written consents necessary to support the action are received by the corporation within a sixty-day period and not revoked. Such action is effective as of the date the last written consent is received necessary to effect the action, unless all of the written consents specify an earlier or later date of the action. Any shareholder giving a written consent pursuant to this Section may revoke the consent by a signed writing describing the action and stating that the consent is revoked, provided that such writing is received by the corporation prior to the effective date of the action.

                      2.13.4 Unanimous Consent for Election of Directors. Notwithstanding subsection (a), directors may not be elected by written consent unless such consent is unanimous by all shares entitled to vote for the election of directors.

               2.14 Voting for Directors. Unless otherwise provided in the articles of incorporation, every shareholder entitled to vote for the election of directors has the right to cast, in person or by proxy, all of the votes to which the shareholder's shares are entitled for as many persons as there are directors to be elected and for whom election such shareholder has the right to vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

                          ARTICLE 3. BOARD OF DIRECTORS

               3.1 General Powers. Unless the articles of incorporation have dispensed with or limited the authority of the board of directors by describing who will perform some or all of the duties of a board of directors, all corporate powers shall be exercised by or under the authority, and the business and affairs of the corporation shall be managed under the direction, of the board of directors.

               3.2 Number. Tenure and Qualification of Directors. The authorized number of directors shall be five (5); provided, however, that if the corporation has less than two shareholders entitled to vote for the election of directors, the board of directors may consist of a number of individuals equal to or greater than the number of those shareholders. The current number of directors shall be within the limit specified above, as determined (or as amended from time to time) by a resolution adopted by either the shareholders or the directors. Each director shall hold office until the next annual meeting of shareholders or until the director's earlier death, resignation, or removal. However, if his term expires, he shall continue to serve until his successor shall have been elected and qualified, or until there is a decrease in the number of directors. Directors do not need to be residents of Nevada or shareholders of the corporation.

               3.3 Regular Meetings of the Board of Directors. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders, for the purpose of appointing officers and transacting such other business as may come before the meeting. The board of directors may provide, by resolution, the time and place for the holding of additional regular meetings without other notice than such resolution.

               3.4 Special Meetings of the Board of Directors. Special meetings of the board of directors may be called by or at the request of the president or any director. The person authorized to call special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors.

               3.5 Notice of, and Waiver of Notice for, Special Director Meeting. Unless the articles of incorporation provide for a longer or shorter period, notice of the date, time, and place of any special director meeting shall be given at least two days previously thereto either orally or in writing. Any director may waive notice of any meeting. Except as provided in the next sentence, the waiver must be in writing and signed by the director entitled to the notice. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business and at the beginning of the meeting (or promptly upon his arrival) objects to holding the meeting or transacting business at the meeting, and does not thereafter vote for or assent to action taken at the meeting. Unless required by the articles of incorporation, neither the business to be transacted at, nor the purpose of, any special meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

               3.6    Director Quorum and Voting.

                      3.6.1 Quorum. A majority of the number of directors prescribed by resolution shall constitute a quorum for the transaction of business at any meeting of the board of directors unless the articles of incorporation require a greater percentage.

                      Unless the articles of incorporation provide otherwise, any or all directors may participate in a regular or special meeting by, or conduct the meeting through the use of, any means of communication by which all directors participating may simultaneously hear each other during the meeting. A director participating in a meeting by this means is deemed to be present in person at the meeting.

                      A director who is present at a meeting of the board of directors or a committee of the board of directors when corporate action is taken is deemed to have assented to the action taken unless: (1) the director objects at the beginning of the meeting (or promptly upon his arrival) to holding or transacting business at the meeting and does not thereafter vote for or assent to any action taken at the meeting; and
        (2) the director contemporaneously requests his dissent or abstention as to any specific action be entered in the minutes of the meeting; or (3) the director causes written notice of his dissent or abstention as to any specific action be received by the presiding officer of the meeting before its adjournment or to the corporation immediately after adjournment of the meeting. The right of dissent or abstention is not available to a director who votes in favor of the action taken.

               3.7 Director Action Without a Meeting. Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if all the directors consent to such action in writing. Action taken by consent is effective when the last director signs the consent, unless, prior to such time, any director has revoked a consent by a signed writing received by the corporation, or unless the consent specifies a different effective date. A signed consent has the effect of a meeting vote and may be described as such in any document.

               3.8 Resignation of Directors. A director may resign at any time by giving a written notice of resignation to the corporation. Such resignation is effective when the notice is received by the corporation, unless the notice specifies a later effective date.

               3.9 Removal of Directors. The shareholders may remove one or more directors at a meeting called for that purpose if notice has been given that a purpose of the meeting is such removal. The removal may be with or without cause unless the articles of incorporation provide that directors may only be removed with cause. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove him. A director may be removed only if the number of votes cast to remove him exceeds the number of votes cast not to remove him.

               3.10 Board of Directors Vacancies. Unless the articles of incorporation provide otherwise, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the shareholders may fill the vacancy. During such time that the shareholders fail or are unable to fill such vacancies then and until the shareholders act:

                      (a)    the board of directors may fill the vacancy; or

                      (b) if the board of directors remaining in office constitute fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

               If the vacant office was held by a director elected by a voting group of shareholders:

                      (a) if there are one or more directors elected by the same voting group, only such directors are entitled to vote to fill the vacancy if it is filled by the directors; and

                      (b) only the  holders of shares of that  voting  group are
        entitled   to  vote  to  fill  the  vacancy  if  it  is  filled  by  the shareholders.

               A vacancy that will occur at a specific later date (by reason of a resignation effective at a later date) may be filled before the vacancy occurs but the new director may not take office until the vacancy occurs.

               3.11 Director Compensation. By resolution of the board of directors, each director may be paid his expenses, if any, of attendance at each meeting of the board of directors and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the board of directors or both. No such payment shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

               3.12   Director Committees.

                      3.12.1 Creation of Committees. Unless the articles of incorporation provide otherwise, the board of directors may create one or more committees and appoint members of the board of directors to serve on them. Each committee must have one or more members, who shall serve at the pleasure of the board of directors.

                      3.12.2 Selection of Members. The creation of a committee and appointment of members to it must be approved by the greater of (1) a majority of all the directors in office when the action is taken or
        (2) the number of directors required by the articles of incorporation to take such action.

                      3.12.3 Required Procedures. Those Sections of this Article 3 which govern meetings, actions without meetings, notice and waiver of notice, quorum and voting requirements of the board of directors, apply to committees and their members.

                      3.12.4 Authority. Unless limited by the articles of incorporation, each committee may exercise those aspects of the authority of the board of directors which the board of directors confers upon such committee in the resolution creating the committee. Provided, however, a committee may not:

                             (a)    authorize distributions;

                             (b) approve or propose to shareholders  action that
               the Statutes require be approved by shareholders;

                             (c) fill vacancies on the board of directors or on any of its committees;

                             (d) amend the articles of incorporation pursuant to
               the authority of directors to do so;

                             (e)    adopt, amend or repeal bylaws;

                             (f)   approve  a  plan  of  merger  not   requiring
               shareholder approval;

                             (g) authorize or approve  reacquisition  of shares,
               except according to a formula or method prescribed by the board of directors; or

                             (h) authorize or approve the issuance or sale or contract for sale of shares or determine the designation and relative rights, preferences, and limitations of a class or series of shares, except that the board of directors may authorize a committee (or an officer) to do so within limits specifically prescribed by the board of directors.

                               ARTICLE 4. OFFICERS

               4.1 Number of Officers. The officers of the corporation shall be a president, a secretary and a treasurer, each of whom shall be appointed by the board of directors. Such other officers and assistant officers as may be deemed necessary, including any vice presidents, may also be appointed by the board of directors. If specifically authorized by the board of directors, an officer may appoint one or more officers or assistant officers. The same individual may simultaneously hold more than one office in the corporation.

               4.2 Appointment and Term of Office. The officers of the corporation shall be appointed by the board of directors for a term as determined by the board of directors. If no term is specified, they shall hold office until the first meeting of the directors held after the next annual meeting of shareholders. If the appointment of officers shall not be made at such meeting, such appointment shall be made as soon thereafter as is convenient. Each officer shall hold office until his successor shall have been duly appointed and shall have qualified until his death, or until he shall resign or is removed.

               The designation of a specified term does not grant to the officer any contract rights, and the board may remove the officer at any time prior to the termination of such term.

               4.3 Removal of Officers. Any officer or agent may be removed by the board of directors at any time, with or without cause. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Appointment of an officer or agent shall not of itself create contract rights.

               4.4 Resignation of Officers. Any officer may resign at any time, subject to any rights or obligations under any existing contracts between the officers and the corporation, by giving notice to the president or board of directors. An officer's resignation shall take effect at the time specified therein, and the acceptance of such resignation shall not be necessary to make it effective.

               4.5 President. Unless the board of directors has designated the chairman of the board as chief executive officer, the president shall be the chief executive officer of the corporation and, subject to the control of the board of directors, shall in general supervise and control all of the business and affairs of the corporation. Unless there is a chairman of the board, the president shall, when present, preside at all meetings of the shareholders and of the board of directors. The president may sign, with the secretary or any other proper officer of the corporation thereunder authorized by the board of directors, certificates for shares of the corporation and deeds, mortgages, bonds, contracts, or other instruments which the board of directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the board of directors or by these bylaws to some other officer or agent of the corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of president and such other duties as may be prescribed by the board of directors from time to time.

               4.6 Vice Presidents. If appointed, in the absence of the president or in the event of his death, inability or refusal to act, the vice president (or in the event there be more than one vice president, the vice presidents in the order designate at the time of their election, or in the absence of any designation, then in the order of their appointment) shall perform the duties of the president, and when so acting, shall have all the powers of, and be subject to, all the restrictions upon the president.

               4.7 Secretary. The secretary shall: (a) keep the minutes of the proceedings of the shareholders, the board of directors, and any committees of the board in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law; (c) be custodian of the corporate records; (d) when requested or required, authenticate any records of the corporation; (e) keep a register of the post office address of each shareholder which shall be furnished to the secretary by such shareholder; (f) sign with the president, or a vice president, certificates for shares of the corporation, the issuance of which shall have been authorized by resolution of the board of directors; (g) have general charge of the stock transfer books of the corporation; and (h) in general perform all duties incident to the office of secretary and such other duties as from time to time may be assigned by the president or by the board of directors. Assistant secretaries, if any, shall have the same duties and powers, subject to the supervision of the secretary.

               4.8 Treasurer. The treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, and deposit all such moneys in the name of the corporation in such bank, trust companies, or other depositaries as shall be selected by the board of directors; and (c) in general perform all of the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the president or by the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such surety or sureties as the board of directors shall determine. Assistant Treasurers, if any, shall have the same powers and duties, subject to the supervision of the treasurer.

               4.9 Salaries. The salaries of the officers shall be fixed from time to time by the board of directors.

                    ARTICLE 5. INDEMNIFICATION OF DIRECTORS,
                         OFFICERS, AGENTS, AND EMPLOYEES

               5.1 Indemnification of Directors. Unless otherwise provided in the articles of incorporation, the corporation shall indemnify any individual made a party to a proceeding because the individual is or was a director of the corporation, against liability incurred in the proceeding, but only if such indemnification is both (i) determined permissible and (ii) authorized, as such are defined in subsection (a) of this Section 5.1.

                      5.1.1 Determination of Authorization. The corporation shall not indemnify a director under this Section unless:

                             (a) a  determination  has been  made in  accordance
               with the procedures set forth in the Statutes that the director met the standard of conduct set forth in subsection (b) below, and

                             (b) payment has been  authorized in accordance with
               the procedures set forth in the Statutes based on a conclusion that the expenses are reasonable, the corporation has the financial ability to make the payment, and the financial resources of the corporation should be devoted to this use rather than some other use by the corporation.

                      5.1.2   Standard  of   Conduct.   The   individual   shall
        demonstrate that:

                             (a) he or she conducted himself in good faith; and

                             (b) he or she reasonably believed:

                                 (i) in  the  case  of  conduct in his  official
                      capacity with the corporation, that his conduct was in its best interests;

                                (ii) in all other  cases,  that his  conduct was
                      at least not opposed to its best interests; and

                               (iii) in the case of any criminal proceeding, he or she had no reasonable cause to believe his conduct was unlawful.

                      5.1.3 Indemnification in Derivative Actions Limited. Indemnification permitted under this Section in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

                      5.1.4 Limitation on Indemnification. The corporation shall not indemnify a director under this Section of Article 5:

                             (a) in  connection  with a proceeding  by or in the
               right of the corporation in which the director was adjudged liable to the corporation; or

                             (b) in connection with any other proceeding charging improper personal benefit to the director, whether or not involving action in his or her official capacity, in which he or she was adjudged liable on the basis that personal benefit was improperly received by the director.

               5.2 Advance of Expenses for Directors. If a determination is made following the procedures of the Statutes, that the director has met the following requirements, and if an authorization of payment is made following the procedures and standards set forth in the Statutes, then unless otherwise provided in the articles of incorporation, the corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding, if:

                      (a) the director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in this section;

                      (b) the director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it is ultimately determined that he did not meet the standard of conduct;

                      (c) a determination is made that the facts then known to those making the determination would not preclude indemnification under this Section or the Statutes.

               5.3 Indemnification of Officers, Agents and Employees Who Are Not Directors. Unless otherwise provided in the articles of incorporation, the board of directors may indemnify and advance expenses to any officer, employee, or agent of the corporation, who is not a director of the corporation, to the same extent as to a director, or to any greater extent consistent with public policy, as determined by the general or specific actions of the board of directors.

               5.4 Insurance. By action of the board of directors, notwithstanding any interest of the directors in such action, the corporation may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee, fiduciary or agent of the corporation, against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have the power to indemnify such person under the applicable provisions of the Statutes.

                                ARTICLE 6. STOCK

               6.1 Issuance of Shares. The issuance or sale by the corporation of any shares of its authorized capital stock of any class, including treasury shares, shall be made only upon authorization by the board of directors, unless otherwise provided by statute. The board of directors may authorize the issuance of shares for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts or arrangements for services to be performed, or other securities of the corporation. Shares shall be issued for such consideration expressed in dollars as shall be fixed from time to time by the board of directors.

               6.2    Certificates for Shares.

                      6.2.1 Content. Certificates representing shares of the corporation shall at minimum, state on their face the name of the issuing corporation and that it is formed under the laws of the State of Nevada; the name of the person to whom issued; and the number and class of shares and the designation of the series, if any, the certificate represents; and be in such form as determined by the board of directors. Such certificates shall be signed (either manually or by facsimile) by the president or a vice president and by the secretary or an assistant secretary and may be sealed with a corporate seal or a facsimile thereof. Each certificate for shares shall be consecutively numbered or otherwise identified.

                      6.2.2 Legend as to Class or Series. If the corporation is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series (and the authority of the board of directors to determine variations for future series) must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the corporation will furnish the shareholder this information on request in writing and without charge.

                      6.2.3 Shareholder List. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the corporation.

                      6.2.4 Transferring Shares. All certificates surrendered to the corporation for transfer shall be canceled and no new certificates shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in case of a lost, destroyed, or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the corporation as the board of directors may prescribe.

               6.3    Shares Without Certificates

                      6.3.1 Issuing Shares Without Certificates. Unless the articles of incorporation provide otherwise, the board of directors may authorize the issue of some or all the shares of any or all of its classes or series without certificates. The authorization does not affect shares already represented by certificates until they are surrendered to the corporation.

                      6.3.2 Information Statement Required. Within a reasonable time after the issue or transfer of shares without certificates, the corporation shall send the shareholder a written statement containing, at a minimum, the information required by the Statutes.

               6.4 Registration of the Transfer of Shares. Registration of the transfer of shares of the corporation shall be made only on the stock transfer books of the corporation. In order to register a transfer, the record owner shall surrender the shares to the corporation for cancellation, properly endorsed by the appropriate person or persons with reasonable assurances that the endorsements are genuine and effective. Unless the corporation has established a procedure by which a beneficial owner of shares held by a nominee is to be recognized by the corporation as the owner, the person in whose name shares stand in the books of the corporation shall be deemed by the corporation to be the owner thereof for all purposes.

               6.5 Restrictions on Transfer or Registration of Shares. The board of directors or shareholders may impose restrictions on the transfer or registration of transfer of shares (including any security convertible into, or carrying a right to subscribe for or acquire shares). A restriction does not affect shares issued before the restriction was adopted unless the holders of the shares are parties to the restriction agreement or voted in favor of or otherwise consented to the restriction.

               A restriction on the transfer or registration of transfer of shares may be authorized:

                      (a) to maintain the corporation's status when it is dependent on the number or identity of its shareholders;

                      (b) to preserve entitlements, benefits or exemptions under federal or local laws; and

                      (c) for any other reasonable purposes.

               A restriction on the transfer or registration of transfer of shares may:

                      (a) obligate    the    shareholder   first  to  offer  the
        corporation   or   other   persons    (separately,    consecutively   or
        simultaneously) an opportunity to acquire the restricted shares;

                      (b) obligate the corporation or other persons (separately, consecutively or simultaneously) to acquire the restricted shares;

                      (c) require as a condition to such transfer or registration, that any one or more persons, including the holders of any of its shares, approve the transfer or registration if the requirement is not manifestly unreasonable; or

                      (d) prohibit the transfer or the registration of transfer of the restricted shares to designated persons or classes of persons, if the prohibition is not manifestly unreasonable.

               A restriction on the transfer or registration of transfer of shares is valid and enforceable against the holder or a transferee of the holder if the restriction is authorized by this Section and its existence is noted conspicuously on the front or back of the certificate or is contained in the information statement required by this Article 6 with regard to shares issued without certificates. Unless so noted, a restriction is not enforceable against a person without knowledge of the restriction.

               6.6 Corporation's Acquisition of Shares. The corporation may acquire its own shares and the shares so acquired constitute authorized but unissued shares.

               If the articles of incorporation prohibit the reissue of acquired shares, the number of authorized shares is reduced by the number of shares acquired, effective upon amendment of the articles of incorporation, which amendment may be adopted by the shareholders or the board of directors without shareholder action. The articles of amendment must be delivered to the Secretary of State and must set forth:

                      (a)    the name of the corporation;

                      (b) the reduction in the number of authorized shares, itemized by class and series;

                      (c) the total number of authorized shares, itemized by class and series, remaining after reduction of the shares; and

                      (d) a statement that the amendment was adopted by the board of directors without shareholder action and that shareholder action was not required.

                            ARTICLE 7. DISTRIBUTIONS

               7.1 Distributions to Shareholders. The board of directors may authorize, and the corporation may make, distributions to the shareholders of the corporation subject to any restrictions in the corporation's articles of incorporation and in the Statutes.

               7.2 Unclaimed Distributions. If the corporation has mailed three successive distributions to a shareholder at the shareholder's address as shown on the corporation's current record of shareholders and the distributions have been returned as undeliverable, no further attempt to deliver distributions to the shareholder need be made until another address for the shareholder is made known to the corporation, at which time all distributions accumulated by reason of this Section, except as otherwise provided by law, shall be mailed to the shareholder at such other address.

                            ARTICLE 8. MISCELLANEOUS

               8.1 Inspection of Records by Shareholders and Directors. A shareholder or director of the corporation is entitled to inspect and copy, during regular business hours at the corporation's principal office, any of the records of the corporation required to be maintained by the corporation under the Statutes, if such person gives the corporation written notice of the demand at least five business days before the date on which such a person wishes to inspect and copy. The scope of such inspection right shall be as provided under the Statutes.

               8.2 Corporate Seal. The board of directors may provide a corporate seal which may be circular in form and have inscribed thereon any designation including the name of the corporation, the state of incorporation, and the words "Corporate Seal."

               8.3 Amendments. The corporation's board of directors may amend or repeal the corporations' bylaws at any time unless:

                      (a) the articles of incorporation or the Statutes reserve this power exclusively to the shareholders in whole or part; or

                      (b) the shareholders in adopting, amending, or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw; or

                      (c) the bylaw either establishes, amends, or deletes, a greater shareholder quorum or voting requirement.

               Any amendment which changes the voting or quorum requirement for the board must meet the same quorum requirement and be adopted by the same vote and voting groups required to take action under the quorum and voting requirements then in effect or proposed to be adopted, whichever is greater.

               DATED this 21st day of July, 1999.



                                            -----------------------------------
                                            James R. Ladd, Director